UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Staffing 360 Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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641 Lexington Avenue

27th Floor

New York, NY 10022

Dear Stockholder:

You are invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Staffing 360 Solutions, Inc. (the “Company”) on [—], 2017, which will be held at the offices of Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York, NY 10022, at [—] a.m., local time. Enclosed with this letter are your Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Voting Card. The Proxy Statement included with this notice discusses the proposals to be considered at the Special Meeting. Please review the voting materials at www.proxyvote.com.

At this Special Meeting, you will be asked to consider and vote upon the following proposals to: (1) approve the change in our corporate domicile from the state of Nevada to the state of Delaware (the “Change of Domicile”); (2) authorize (i) the issuance of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) to Jackson Investment Group LLC (“Jackson Investment Group”) pursuant to the exercise of a warrant issued to Jackson Investment Group (the “Warrant”) under that certain Warrant Agreement, dated January 26, 2017 (the “Jackson Warrant Agreement”), between the Company and Jackson Investment Group that was entered into in connection with the purchase of a $7,400,000 Subordinated Secured Note (the “Note”), as amended, (ii) the issuance of shares of Common Stock issuable upon conversion of accrued interest on the Note, (iii) the issuance of shares of Common Stock issuable upon conversion of accrued interest on that certain $1,650,000 Subordinated Secured Note (the “April Note” and together with the Note, the “Notes”) issued in connection with that certain Omnibus Amendment and Reaffirmation Agreement dated as of April 5, 2017, between the Company, Jackson Investment Group and certain subsidiaries of the Company (the “April Purchase Agreement”) and (iv) the issuance of 200,000 shares of Common Stock (the “Extension Fee Shares”) issuable in the event that the Company has not fully and irrevocably discharged all of its obligations arising under the April Note on or prior to June 8, 2019 (the “Trigger Date”), without, in each case, the need for any limitation or cap on issuances as required by NASDAQ Marketplace Rule 5635(b); (3) approve for purposes of complying with NASDAQ Marketplace Rule 5635(d), the issuance of up to 667,905 shares of our Common Stock pursuant to the April Purchase Agreement as a closing commitment fee (the “April Commitment Shares”); and (4) for purposes of complying with NASDAQ Marketplace Rule 5635(d), in connection with one or more capital raising transactions, authorize the Company to issue up to 600,000 shares of Common Stock (including preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock) for aggregate consideration of not more than $2,000,000 in cash and at a price not less than the par value of the Company’s Common Stock at the time of issuance. The Change of Domicile voting proposal was included in our recent Annual Meeting of Stockholders held on January 26, 2017, however it did not receive the necessary votes as it required a majority of the total number of shares outstanding rather than a majority of the votes cast, which is a higher threshold than our other proposals. The Jackson Warrant Agreement was duly approved by the Board of Directors and provides that Jackson Investment Group may not exercise the Warrant until July 26, 2017; however, NASDAQ Marketplace Rule 5635(b) requires stockholder approval prior to the issuance of securities that may result in a change of control. While the NASDAQ rules do not formally define “change of control,” NASDAQ staff interpretations indicate that a change of control would generally be deemed to occur if an issuance causes an existing stockholder that does not already own more than 20% of the outstanding voting stock to own or have the right to acquire 20% or more of the outstanding shares of common stock or voting power, and such ownership or voting power would be the largest ownership position of the issuer. Assuming the exercise of the Warrant and conversion of accrued interest on the Note into shares of our Common Stock, Jackson Investment Group will own more than 20% of our outstanding Common Stock. The April Purchase Agreement was duly approved by the Board of Directors; however, NASDAQ Marketplace Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the greater of book or market value of the stock on the date the issuer enters into a binding agreement for the issuance of such securities. In connection with that certain Note and Warrant Purchase Agreement, dated as of January 26, 2017, by and among the Company, Jackson Investment Group and certain subsidiaries of the Company (the “January Purchase Agreement”), pursuant to which the Warrant and Note were purchased by Jackson Investment Group, the Company issued Jackson Investment Group 1,650,000 shares of Common Stock as a closing commitment fee (the “January Commitment Shares”). Assuming our issuance of the January Commitment Shares are deemed to be aggregated with our issuance of the April Commitment Shares, we will have committed to issue more than 20% of our Common Stock outstanding at a discount (as defined by NASDAQ). We are now submitting these proposals to vote at a Special Meeting to obtain the requisite votes, so we can: (i) proceed with the change in domicile; (ii) authorize, in accordance with NASDAQ Marketplace Rule 5635(b), the potential issuance of shares of Common Stock issuable upon exercise of the Warrant, conversion of accrued interest on the Notes and in the event that Company does not discharge its obligations under the April Note on or prior to the Trigger Date; (iii) approve the issuance of Common Stock to the Jackson Investment Group pursuant to the April Purchase Agreement; and (iv) authorize, in accordance with NASDAQ Marketplace Rule 5635(d), the potential issuance of shares in one or more capital raising transactions, at a discount, of Common Stock or securities convertible into Common Stock in one or more capital raising transactions.

Our Board of Directors (the “Board”) has fixed the close of business on [—], 2017 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment and postponements thereof (the “Record Date”).

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction. On the following pages, we provide answers to frequently asked questions about the Special Meeting. The Notice and Proxy Statement are also available at www.proxyvote.com.

You are welcome to attend the Special Meeting in person. Your vote is important. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction as soon as possible. This will assure your representation and a quorum for the transaction of business at the meeting.

Thank you for your ongoing support.

Sincerely,

/s/ Brendan Flood
Brendan Flood
Executive Chairman

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Meeting Date: [—], 2017

To the Stockholders of Staffing 360 Solutions, Inc.:

Notice is hereby given that the Special Meeting of Stockholders will be held at the offices of Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York, NY 10022, on [—], 2017 at [—] a.m., local time. During the Special Meeting, stockholders will be asked to, as more fully described in the Proxy Statement:

(1)	Approve the change in our corporate domicile from the state of Nevada to the state of Delaware.

(2)	Authorize the issuance of shares of the Company’s Common Stock issuable (i) upon exercise of the Warrant issued to Jackson Investment Group in connection with the purchase of a $7,400,000 Subordinated Secured Note on January 26, 2017, as amended, (ii) upon conversion of accrued interest on the Notes and (iii) upon failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date, in each case, as required by NASDAQ Marketplace Rule 5635(b).

(3)	Approve the issuance of the April Commitment Shares pursuant to the April Purchase Agreement, as required by NASDAQ Marketplace Rule 5635(d).

(4)	In connection with one or more capital raising transactions, authorize the Company to issue up to 600,000 shares of Common Stock (including preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock) for aggregate consideration of not more than $2,000,000 in cash and at a price not less than the par value of the Company’s Common Stock at the time of issuance, as required by NASDAQ Marketplace Rule 5635(d).

The Board has fixed the close of business on [—], 2017 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. If you are a stockholder as of the Record Date, you may vote at the meeting. The date of mailing this Notice of Meeting and Proxy Statement is on or about [—], 2017.

For a period of 10 days prior to the Special Meeting, a stockholders list will be kept at our principal office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Special Meeting.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction card as soon as possible. This will assure your representation and a quorum for the transaction of business at the Special Meeting. If you attend the Special Meeting in person, the proxy will not be used if you so request by revoking it as described in the Proxy Statement.

You are entitled to attend the Special Meeting in person only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance to the Special Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

By order of our Board,

/s/ Brendan Flood
Brendan Flood
Executive Chairman

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [—], 2017.

Hard copies of the Company’s Proxy Statement to security holders in connection with the Special Meeting are being mailed to stockholders of record as of the close of business on [—], 2017. The Company’s Proxy Statement to security holders is also available at www.proxyvote.com.

If you have any questions about accessing materials or voting, please call 1-800-690-6903.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [—], 2017

This Proxy Statement is furnished to you by the Board of Directors (the “Board”) of Staffing 360 Solutions, Inc. in connection with the solicitation of proxies for use at the special meeting of stockholders (the “Special Meeting”) to be held at the offices of Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York, NY 10022, on [—], 2017 at [—] a.m., local time, and any adjournments thereof. This Proxy Statement, along with a Notice of the Special Meeting and either a proxy card or a voting instruction card, are being mailed to our stockholders beginning on or about [—], 2017.

Unless the context otherwise requires, in this proxy statement, we use the terms “Staffing,” “we,” “our,” “us” and the “Company” to refer to Staffing 360 Solutions, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What am I voting on?

At this Special Meeting, you will be asked to:

(1)	Approve the change in our corporate domicile from the state of Nevada to the state of Delaware; and

(2)	Authorize the issuance of shares of the Company’s Common Stock issuable (i) upon exercise of the Warrant issued to Jackson Investment Group in connection with the purchase of a $7,400,000 Subordinated Secured Note on January 26, 2017 (ii) upon conversion of accrued interest on the Notes and (iii) upon failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date, in each case, as required by NASDAQ Marketplace Rule 5635(b).

(3)	Approve the issuance of shares of the April Commitment Shares pursuant to the April Purchase Agreement, as required by NASDAQ Marketplace Rule 5635(d).

(4)	In connection with one or more capital raising transactions, authorize the Company to issue up to 600,000 shares of Common Stock (including preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock) for aggregate consideration of not more than $2,000,000 in cash and at a price not less than the par value of the Company’s Common Stock at the time of issuance, as required by NASDAQ Marketplace Rule 5635(d).

Who is entitled to vote at the Special Meeting, and how many votes do they have?

Stockholders of record at the close of business on [—], 2017 (the “Record Date”) may vote at the Special Meeting. Pursuant to the rights of our stockholders contained in our charter documents each share of our Common Stock is entitled to one vote on all matters listed in this proxy statement. There are approximately [—] shares of Common Stock outstanding on the Record Date. Up to 10 days before the Special Meeting, you may inspect a list of stockholders eligible to vote at our corporate headquarters. In addition, the list of stockholders will be available for viewing by stockholders at the Special Meeting.

How do I vote?

You may vote over the Internet, by telephone, by mail or in person at the Special Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Vote by Internet. You can vote via the Internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on [—], 2017, which is the day before the meeting date. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-690-6903. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on [—], 2017, which is the day before the meeting date. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please promptly mail your proxy card or voting instruction card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Vote in Person at the Meeting. If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. You are entitled to attend the Special Meeting in person only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

You should be prepared to present photo identification for admittance to the Special Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

If you vote by any of the methods discussed above, you will be designating Brendan Flood, Matthew Briand and David Faiman, as your proxy, and they will vote your shares on your behalf as you indicate.

Submitting a proxy will not affect your right to attend the Special Meeting and vote in person.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, you will be appointing Brendan Flood, Matthew Briand and David Faiman as our proxy agent(s) as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares of Common Stock may be voted.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote

•	“FOR” the approval of the change in our corporate domicile from the state of Nevada to the state of Delaware (see Proposal 1);

•	“FOR” the potential issuance of shares of the Company’s Common Stock issuable (i) upon exercise of the Warrant, (ii) upon conversion of accrued interest on the Notes and (iii) upon failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date, in each case, in accordance with NASDAQ Marketplace Rule 5635(b) (see Proposal 2);

•	“FOR” the approval of the issuance of the April Commitment Shares pursuant to the April Purchase Agreement, as required by NASDAQ Marketplace Rule 5635(d); and

•	“FOR” the proposal to authorize the Company to issue up to 600,000 shares of common stock or convertible securities in one or more capital raising transactions for aggregate consideration of not more than $2,000,000 in cash at a price not less than the par value of the Company’s Common Stock at the time of issuance in accordance with NASDAQ Marketplace Rule 5635(d).

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

You should instruct your bank, broker or other nominee how to vote your shares. If you do not give voting instructions to the bank, broker or other nominee, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters but do not have discretion to vote on non-routine matters like the election of directors and executive compensation matters. Under the regulations applicable to Nasdaq member brokerage firms (many of whom are the record holders of shares of our Common Stock), matters related to redomestication and amendments to our organizational documents are not considered routine. As a result, if you are a beneficial owner and hold your shares in street name, but do not give your broker or other nominee instructions on how to vote your shares with respect to these matters, votes may not be cast on your behalf. If your bank, broker or other nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Special Meeting, but a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. With respect to a proposal that requires a favorable vote of a majority of the outstanding shares, a broker non-vote has the same effect as a vote against the proposal.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Special Meeting by:

•	Notifying our corporate Secretary, Chris Lutzo, in writing at 641 Lexington Avenue, 27th Floor, New York, New York 10022, that you are revoking your proxy before the closing of the polls;

•	Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Special Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•	Attending and voting by ballot at the Special Meeting.

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Special Meeting alone will not revoke your proxy.

What constitutes a quorum?

The holders of a majority of the Company’s eligible votes as of the record date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Regardless of whether a quorum is present at the Special Meeting, the chairman of the Board or the person presiding as chairman of the Special Meeting may adjourn the Special Meeting to a later date, without notice other than announcement at the Special Meeting. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

The change in the Company’s domicile from the state of Nevada to the state of Delaware. For Proposal 1 (the “Reincorporation Proposal”), the affirmative vote of holders of a majority of the shares of the Company’s Common Stock outstanding as of the record date is required to approve the Agreement and Plan of Merger of the existing Company (a Nevada entity), into a newly created Delaware corporation named Staffing 360 Solutions, Inc., intended to be the surviving entity at the conclusion of the merger (“Staffing (Delaware).” The principal terms of the Agreement and Plan of Merger have been approved by the Board and sole stockholder of Staffing Delaware. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote or marking “ABSTAIN” on your proxy or ballot with respect to the Agreement and Plan of Merger has the same effect as a vote against this proposal. We expect that the directors and executive officers will vote all their shares in favor of Proposal 1.

Authorize the issuance of shares of the Company’s Common Stock issuable (i) upon exercise of the Warrant issued to Jackson Investment Group in connection with the purchase of a $7,400,000 Subordinated Secured Note on January 26, 2017, (ii) upon conversion of accrued interest on the Notes and (iii) upon failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date, in each case as required by NASDAQ Marketplace Rule 5635(b) For Proposal 2 (the “Jackson Warrant Proposal”), provided that a quorum is present at the Annual Meeting, the affirmative vote of the holders of shares of Common Stock entitled to vote must exceed the votes cast against the proposal, in order for the proposal to be approved.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting with respect to Proposal 2, but an abstention or failure to vote on Proposal 1 will have the same effect as a vote against the proposal.

Approve the issuance of the April Commitment Shares pursuant to the April Purchase Agreement as required by NASDAQ Marketplace Rule 5635(d). For Proposal 3 (the “NASDAQ 20% Proposal”), provided that a quorum is present at the Annual Meeting, the affirmative vote of the holders of shares of Common Stock entitled to vote must exceed the votes cast against the proposal, in order for the proposal to be approved.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting with respect to Proposal 3, but an abstention or failure to vote on Proposal 1 will have the same effect as a vote against the proposal.

Authorize the Company to issue up to 600,000 shares of Common Stock (including preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock), in one or more capital raising transactions, for aggregate consideration of not more than $2,000,000 in cash and at a price not less than the par value of the Company’s Common Stock at the time of issuance, as required by NASDAQ Marketplace Rule 5635(d). For Proposal 4 (the “Capital Raising Proposal”), provided that a quorum is present at the Annual Meeting, the affirmative vote of the holders of shares of Common Stock entitled to vote must exceed the votes cast against the proposal, in order for the proposal to be approved.

Abstentions and broker non-votes with respect to any matter will be counted as present and entitled to vote on that matter for purposes of establishing a quorum, but will not be counted for purposes of determining the number of votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting with respect to Proposal 4, but an abstention or failure to vote on Proposal 1 will have the same effect as a vote against the proposal.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our Board, through our directors, officers, and employees, are soliciting proxies primarily by mail. In addition, we have engaged Morrow Sodali, at an approximate cost of $7,500, to solicit proxies on behalf of our Board. Proxies may also be solicited in person, by telephone, or facsimile. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our Common Stock.

How many shares of Common Stock and Preferred Stock are outstanding?

As of [—], 2017, [—] shares of Common Stock are outstanding, [—] shares of Series A Preferred Stock are outstanding and [—] shares of Series D Preferred Stock are outstanding.

Why is the Company electing to reincorporate from the state of Nevada to the state of Delaware?

The Board believes that the Reincorporation in Delaware will give the Company a greater measure of flexibility in corporate governance than is currently available under Nevada law, and will help the Company attract and retain its directors and officers. The Company’s Board also believes Delaware’s corporate laws are generally more modern, flexible, highly developed and more predictable than Nevada’s corporate laws. Delaware corporate laws are also periodically revised to be responsive to the changing legal and business needs of corporations. For this reason, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. The principal reasons for the Reincorporation are described in greater detail in Proposal 1 under the heading “Principal Reasons for the Reincorporation.”

Will the Company change its name as a result of the Reincorporation?

No. The Company will retain the name “Staffing 360 Solutions, Inc.” but will be incorporated under the laws of the state of Delaware.

Will the Reincorporation change the business of Staffing?

No. The Reincorporation will not change the current business of the Company. Following the Reincorporation, Staffing will continue to operate in the staffing sector. Only the Company’s state of incorporation will change.

Will Staffing have the same directors and executive officers that the Company currently has following the Reincorporation?

Yes. The executive officers and members of the Board will not change as a result of the Reincorporation.

Who Are the Parties to the Reincorporation?

Staffing 360 Solutions, Inc., a Nevada Corporation

Staffing was incorporated in the State of Nevada on December 22, 2009, as Golden Fork Corporation (“Golden Fork”), which changed its name to Staffing 360 Solutions, Inc., trading symbol “STAF”, on March 16, 2012. On July 31, 2012, the Company commenced operations in the staffing sector.

Staffing 360 Solutions, Inc., a Delaware Corporation

Staffing (Delaware) presently has no operating history and has nominal assets, liabilities and capitalization. The principal place of business of each of Staffing and Staffing (Delaware) is located at 641 Lexington Avenue, 27th Floor, New York, NY 10022. The telephone number for each of Staffing and Staffing (Delaware) is 646-507-5710.

What are the Principal Terms of the Reincorporation?

Pursuant to the Reincorporation Agreement:

•	Staffing will merge with and into Staffing (Delaware), with Staffing (Delaware) as the surviving corporation;

•	The obligations of Staffing will become the obligations of Staffing (Delaware);

•	The separate corporate existence of Staffing in Nevada will cease upon the effectiveness of the merger;

•	The business of Staffing will continue unaffected and unimpaired by the Reincorporation;

•	Each outstanding share of Staffing Common Stock will automatically be converted into one share of Staffing (Delaware) Common Stock;

•	Each outstanding share of Staffing preferred stock will automatically become one share of Staffing (Delaware) preferred stock at the same conversion price;

•	Each Staffing warrant will become a right to purchase the same number of shares of Staffing (Delaware);

•	Staffing (Delaware) will assume Staffing’s stock option plans as well as its other employee incentive plans;

•	The existing holders of Staffing Common Stock will own all of the outstanding shares of Staffing (Delaware) Common Stock and no change in ownership will result from the Reincorporation;

•	Staffing (Delaware) Common Stock will continue to be traded on the Nasdaq Capital Market under the symbol “STAF,” the current symbol of the Company;

•	The directors of Staffing will be placed into three separate classes in Staffing (Delaware); and

•	The directors and executive officers of Staffing will be the directors and executive officers of Staffing (Delaware).

When is the Reincorporation Expected to be completed?

Staffing expects that the Reincorporation will close promptly after the approval at the Special Meeting.

What if the principal terms of the merger agreement are not approved by Staffing’s stockholders?

If the principal terms of the merger agreement are not approved by Staffing’s stockholders, the merger and Reincorporation transaction will not occur, you will continue to hold shares of Staffing’s Common Stock and Staffing will continue to be incorporated in the State of Nevada.

Does the Reincorporation affect my ownership or percent of ownership in the Company?

No. Upon consummation of the merger effecting the Reincorporation, each outstanding share of Staffing Common Stock will automatically be converted into one share of Common Stock of the surviving corporation in the merger, Staffing (Delaware), the shares of Staffing (Delaware) Common Stock held by Staffing will be cancelled, and no additional shares will be issued in the merger. Therefore, the number of shares and the percentage of ownership you hold in the Company will not be changed by virtue of the Reincorporation.

Why is the Company seeking stockholder approval of the issuance of shares of Common Stock issuable pursuant to the Warrant and the Notes?

Because our common stock is listed on the NASDAQ Global Market, we are subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the Company. NASDAQ guidance suggests that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the Company’s then outstanding capital stock and such ownership would be the largest ownership position of the issuer.

Following a potential exercise of the Warrant and conversion of accrued interest on the Notes into shares of the Company’s Common Stock, Jackson Investment Group would own approximately 37.6% of the Company’s outstanding Common Stock, which would be the Company’s largest ownership position. Accordingly, we are seeking stockholder approval to make such issuances of our Common Stock in accordance with Rule 5635 in the event that the issuance of Common Stock in connection with the exercise of the Warrant and conversion of accrued interest on the Notes would be deemed to be a “change in control” for purposes of NASDAQ Marketplace Rule 5635(b).

What are the effects if the Company’s stockholders do not approve the Jackson Warrant Proposal?

If stockholders do not approve the proposal, we may not be able to issue the Common Stock to Jackson Investment Group upon exercise of the Warrant, conversion of accrued interest on the Notes or the failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date, or would have to potentially raise additional capital to redeem the Warrant in cash.

What will be the impact on the Company’s stockholders if the Jackson Warrant Proposal is approved?

If our stockholders approve this proposal, the issuance of shares of Common Stock upon exercise of the Warrant, conversion of accrued interest on the Notes and the failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date would not be subject to the issuance of beneficial ownership limitation cap set forth in NASDAQ Marketplace Rule 5635(b).

In addition, the issuance of shares of our Common Stock issuable upon exercise of the Warrant, conversion of accrued interest on the Notes and the failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date would have a dilutive effect on current stockholders. This means that our current stockholders would own a smaller interest in the Company and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Assuming Jackson Investment Group acquires additional shares of Common Stock through exercise of the Warrant or conversion of the accrued interest on the Notes, Jackson Investment Group may have considerable influence in determining the outcome of any corporate transaction or other matter submitted to our stockholders for approval, including, but not limited to, the election of directors and the approval of corporate transactions.

Why is the Company seeking stockholder approval of the issuance of the April Commitment Shares pursuant to the April Purchase Agreement?

Because our common stock is listed on the NASDAQ Global Market and we are subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(d) requires us to obtain stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the greater of book or market value of the stock on the date the issuer enters into a binding agreement for the issuance of such securities.

Following the issuance of the April Commitment Shares pursuant to the April Purchase Agreement, assuming our issuance of the January Commitment Shares to Jackson Investment Group pursuant to the January Purchase Agreement is deemed aggregated with our issuance of the April Commitment Shares to Jackson Investment Group pursuant to the April Purchase Agreement, we will have issued to Jackson Investment Group 23.8% of the total Common Stock outstanding as of January 26, 2017. Accordingly, we are seeking stockholder approval to make such issuances of our Common Stock in accordance with Rule 5635(d) in the event that the issuances of the January Commitment Shares and the April Commitment Shares are deemed aggregated and for a price that is less than the greater of book or market value of the stock on the date the issuer enters into a binding agreement for the issuance of such securities.

What are the effects if the Company’s stockholders do not approve the NASDAQ 20% Proposal?

If stockholders do not approve the proposal, we may not be able to issue the Common Stock to Jackson Investment Group in excess of 19.9% of the Company’s outstanding shares of Common Stock on January 26, 2017. This would mean that we may not be able to access more than approximately $915,000 of the $1,650,000 in potential proceeds under the April Purchase Agreement.

What will be the impact on the Company’s stockholders if the NASDAQ 20% Proposal is approved?

If our stockholders approve the proposal, the issuance of the April Commitment Shares pursuant to the April Purchase Agreement would not be subject to the issuance of beneficial ownership limitation cap set forth in NASDAQ Marketplace Rule 5635(d).

In addition, the issuance of shares of our Common Stock in excess of 19.9% of the Company’s outstanding shares of Common Stock on January 26, 2017 pursuant to the April Purchase Agreement would have a dilutive effect on current stockholders. This means that our current stockholders would own a smaller interest in the Company and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Jackson Investment Group may have considerable influence in determining the outcome of any corporate transaction or other matter submitted to our stockholders for approval, including, but not limited to, the election of directors and the approval of corporate transactions.

Why is the Company seeking stockholder approval of the issuance of up to 600,000 shares of Common Stock (including preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock) for aggregate consideration of not more than $2,000,000 in cash and at a price not less than the par value of the Company’s Common Stock at the time of issuance?

Because our common stock is listed on the NASDAQ Global Market and we are subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(d) requires us to obtain stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the greater of book or market value of the stock on the date the issuer enters into a binding agreement for the issuance of such securities.

Assuming the issuances of the January Commitment Shares and the April Commitment Shares are deemed to be aggregated and offered at a discount (as defined under NASDAQ rules), subject to stockholder approval of Proposal 3, we will have issued slightly more than 20% of our outstanding common stock on a pre-transaction basis, which is the maximum number of shares that we may issue at a discount under NASDAQ rules without stockholder approval

Since we will have already issued shares equal to slightly more than 20% of our outstanding Common Stock following the issuance of the April Commitment Shares, we are seeking stockholder approval for the potential issuance and sale of shares of Common Stock in one or more capital raising transactions so that the Board will have flexibility to enter into and close such capital raising transactions on a timely and current basis.

What are the effects if the Company’s stockholders do not approve the Capital Raising Proposal?

If stockholders do not approve the proposal, we may not be able to issue Common Stock or securities convertible into Common Stock in one or more capital raising transactions or we may not be able to enter into and close on such capital raising transactions on a timely and current basis.

What will be the impact on the Company’s stockholders if the Capital Raising Proposal is approved?

If our stockholders approve this proposal, future issuances of shares of Common Stock or securities convertible into Common Stock at a discount would not be subject to the 20% cap set forth in NASDAQ Marketplace Rule 5635(d).

In addition, any transaction requiring stockholder approval under this proposal would likely have a dilutive effect on current stockholders. This means that our current stockholders would own a smaller interest in the Company and therefore have less ability to influence significant corporate decisions requiring stockholder approval. The issuance of these securities could cause a significant reduction in the percentage interests of current stockholders and their ownership of, and influence over, the Company could decrease.

How does the Board recommend that I vote?

Staffing’s Board has unanimously approved the principal terms of the Agreement and Plan of Merger and Reincorporation, as well as the terms of the Jackson Warrant Agreement, and recommends that you vote your shares “FOR” approval of the Reincorporation Proposal, “FOR” approval of the Jackson Warrant Proposal, “FOR” approval of the NASDAQ 20% Proposal and “FOR” approval of the Capital Raising Proposal.

What are the recommendations of our Board?

The recommendations of our Board are set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

•	FOR the change in our corporate domicile from the state of Nevada to the state of Delaware (see Proposal 1);

•	FOR the potential issuance of shares of the Company’s Common Stock issuable (i) upon exercise of the Warrant, (ii) upon conversion of accrued interest on the Notes and (iii) upon the failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date, in each case, in accordance with NASDAQ Marketplace Rule 5635(b) (see Proposal 2);

•	FOR the issuance of the April Commitment Shares pursuant to the April Purchase Agreement in accordance with NASDAQ Marketplace Rule 5635(d) (see Proposal 3); and

•	FOR the potential issuance of up to 600,000 shares of Common Stock (including preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock), in one or more capital raising transactions, for aggregate consideration of not more than $2,000,000 in cash and at a price not less than the par value of the Company’s Common Stock at the time of issuance (see Proposal 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements and assumptions in this Proxy Statement contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “may,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of our control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:

•	general volatility of the capital markets and the market price of our Common Stock;

•	changes in our industry and the market in which we operate, applicable law, interest rates or the general economy;

•	the parties’ ability to consummate the reincorporation;

•	the conditions to the completion of the reincorporation, including the receipt of approval of our stockholders;

•	the parties’ ability to meet expectations regarding the timing, completion and tax treatment of the reincorporation;

•	the possibility that the parties may not realize any or all of the anticipated benefits from the reincorporation;

•	disruptions from the reincorporation may harm relationships with customers, employees and regulators;

•	unexpected costs may be incurred; and

•	changes in our stock price prior to the closing of the reincorporation and following the reincorporation.

These and other risk factors are more fully discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, and from time to time, in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this Proxy Statement are only made as of the date of this Proxy Statement. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

PROPOSAL 1 – APPROVAL OF THE CHANGE IN CORPORATE DOMICILE

FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

Overview

On October 25, 2016, our Board approved the reincorporation of the Company from the state of Nevada to the state of Delaware by means of a merger of the Company with and into a wholly-owned subsidiary of the Company, Staffing 360 Solutions, Inc., a Delaware corporation (“Staffing (Delaware)”), recently established to effect the reincorporation. Staffing (Delaware) will survive the merger and issue one share of its Common Stock for each outstanding share of the Company’s Common Stock in connection with the merger (the “Reincorporation”). The name of the Delaware corporation, which will be the successor to the Company, will be Staffing 360 Solutions, Inc.

The Board believes that the Reincorporation in Delaware will give Staffing a greater measure of flexibility in corporate governance than the Board believes is currently available under Nevada law, and will help Staffing attract and retain its directors and officers. Our Board also believes Delaware’s corporate laws are generally more modern, flexible, highly developed and more predictable than Nevada’s corporate laws. Our Board believes that many investors are familiar with Delaware law. For this reason, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by Staffing.

Stockholders are urged to read the Proxy Statement carefully, including the related Appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by the Company and Staffing (Delaware) in substantially the form attached hereto as Appendix A and the Certificate of Incorporation of Staffing (Delaware) to be effective after the Reincorporation, in substantially the form attached hereto as Appendix B (the “Delaware Certificate”) and the bylaws of Staffing (Delaware) to be effective after the Reincorporation (the “Delaware Bylaws”), in substantially the form attached hereto as Appendix C. Copies of the articles of incorporation of the Company filed in Nevada, as amended to date (the “Nevada Articles”), and the bylaws of the Company, as amended to date (the “Nevada Bylaws”), were filed publicly as exhibits to our periodic reports and are also available for inspection at the principal office of the Company. Copies will be sent to stockholders free of charge upon written request to Corporate Secretary, Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York, NY 10022.

Mechanics of the Reincorporation

The Reincorporation will be effected by the merger of the Company with and into Staffing (Delaware), a wholly-owned subsidiary of the Company that has been incorporated under the Delaware General Corporation Law (the “DGCL”) for purposes of the Reincorporation. The Company will cease to exist as a result of the merger and Staffing (Delaware) will be the surviving corporation and will continue to operate the business of the Company as it existed prior to the Reincorporation. Assuming approval by the stockholders of the Company, the Company currently intends to cause the Reincorporation to become effective promptly following the Special Meeting.

At the effective time of the Reincorporation (the “Effective Time”), the Company will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws of the surviving company are patterned after the Nevada Articles and the Nevada Bylaws of the current Staffing company, they nevertheless include provisions that are somewhat different from the provisions contained in the current Nevada Articles, Nevada Bylaws or under the Nevada General Corporation Law. See “Significant Differences Between the Corporation Laws of Nevada and Delaware” below.

In the event the Reincorporation is approved, upon the Effective Time, each outstanding share of Staffing Common Stock and each share of any series of preferred stock will automatically be converted into one share of Common Stock or preferred stock, respectively, of Staffing (Delaware). In addition, each outstanding option to purchase shares of Staffing Common Stock will be converted into an option to purchase the same number of shares of Staffing (Delaware) Common Stock with no other changes in the terms and conditions of such options. In addition, each outstanding warrant to purchase shares of Staffing Common Stock will become a right to purchase the same number of shares of Staffing (Delaware) Common Stock at the same exercise price. The Company’s other employee benefit arrangements including, but not limited to, equity incentive plans with respect to issued awards will be continued by Staffing (Delaware) upon the terms and subject to the conditions specified in such plans. Each outstanding share of Staffing (Delaware) Common Stock prior to the Effective Time will be cancelled upon the Effective Time and will thereafter be authorized and unissued Common Stock of Staffing (Delaware).

CERTIFICATES CURRENTLY ISSUED FOR SHARES IN THE COMPANY WILL AUTOMATICALLY REPRESENT SHARES IN STAFFING (DELAWARE) UPON COMPLETION OF THE MERGER, AND STOCKHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of Staffing’s current employees, including management. Upon consummation of the Reincorporation, the daily business operations of the Company will continue as they are presently conducted at the Company’s principal executive office located at 641 Lexington Avenue, 27th Floor, New York, NY 10022. The consolidated financial condition and results of operations of Staffing (Delaware) immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the merger, the Board of Staffing (Delaware) will consist of those persons elected to the current Board of the Company and the individuals serving as executive officers of the Company immediately prior to the Reincorporation will continue to serve as executive officers of Staffing (Delaware), without a change in title or responsibilities. Upon effectiveness of the Reincorporation, Staffing (Delaware) will be the successor in interest to the Company and the stockholders will become stockholders of Staffing (Delaware).

The Board of Staffing may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or the Nevada Revised Statutes (the “NRS”) may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although the Company does not know of any such changes as of the date of this proxy statement. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the stockholders have voted to adopt the proposal, subject to applicable law. The Company will re-solicit stockholder approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.

Principal Reasons for the Reincorporation

The Board believes that any direct benefit that the DGCL provides to a corporation indirectly benefits the stockholders, who are the owners of the Company. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and its stockholders. As explained in more detail below, these reasons can be summarized as follows:

•	greater flexibility and responsiveness of the DGCL to corporate needs through a more highly developed body of corporate law;

•	access to specialized courts;

•	enhanced ability of Delaware corporations to attract and retain qualified directors and executive officers; and

•	greater access to capital.

Highly Developed Corporate Law. Our Board believes Delaware has one of the most modern statutory corporation laws, which is revised regularly to meet changing legal and business needs of corporations. The Delaware legislature is responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their stockholders. The Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and the DGCL and administrative practices have become comparatively well-known and widely understood.

Access to Specialized Courts. Delaware has a specialized Court of Chancery that hears corporate law cases. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law over a variety of corporate matters. In addition, Chancery Court actions and appeals from Chancery Court rulings proceed expeditiously. In contrast, while Nevada has specialized business court judges, it does not have a similar dedicated court established to hear only corporate law cases. Rather, disputes involving questions of Nevada corporate law are either heard by the Nevada district court, the general trial court in Nevada that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.

Recruiting and Retention Benefits. We are in a highly competitive industry and compete for talented individuals to serve on our management team and on our Board. The Board believes that the widely understood and stable corporate environment afforded by Delaware will better enable the Company to recruit talented and experienced directors and officers. In seeking to attract outside directors from across the country, the Board believes that being governed by a more voluminous body of statutory and case law offered by Delaware could serve as an advantage in this area. The Company believes that the widely understood corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.

Additionally, the parameters of director and officer liability are extensively addressed in Delaware court decisions and many believe are therefore widely understood. Staffing’s Board believes that reincorporation in Delaware will enhance the Company’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for stockholders from possible abuses by directors and officers. In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

Greater Access to Capital. Underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for Staffing following the Reincorporation because Delaware law is widely understood among potential investors.

Possible Negative Considerations

Notwithstanding the belief of the Board as to the benefits to the stockholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators and institutional stockholders on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. The Reincorporation of Staffing in Delaware may make it more difficult for minority stockholders to elect directors and influence Staffing’s policies. It should also be noted that the interests of the Board, management and affiliated stockholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated stockholders. Delaware franchise tax may be higher than that in Nevada. Delaware law has also been criticized as too rapidly changing in some instances. For a comparison of stockholders’ rights and the power of management under Delaware and Nevada law, see “The Charters and Bylaws of the Company and Staffing (Delaware) Compared and Contrasted” below and “Significant Differences Between the Corporation Laws of Nevada and Delaware” below.

The Board has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

The Charters and Bylaws of the Company and Staffing (Delaware) Compared and Contrasted

With certain exceptions, the provisions of the Delaware Certificate and Delaware Bylaws are the same as, or as consistent as possible with, those of the Nevada Articles and Nevada Bylaws. However, the Reincorporation includes the implementation of certain provisions in the Delaware Certificate and Delaware Bylaws which are required by the DGCL and which may alter the rights of stockholders and the powers of management and reduce stockholder participation in certain important corporate decisions.

Certain of the provisions in the Delaware Certificate and the Delaware Bylaws, similar to those contained the Nevada Articles and Nevada Bylaws, may, however, facilitate future efforts to deter, delay or prevent changes in control of Staffing (Delaware). Such provisions include the following:

Exclusive Forum. The Delaware Certificate has an exclusive forum provision whereby certain matters related to the Board and internal affairs of Staffing (Delaware) will be litigated exclusively in the Delaware Court of Chancery. Any stockholder who owns shares in the Company or acquires shares will be bound by this exclusive forum provision. The Nevada Articles do not provide for an exclusive forum provision.

Classified Board. The Delaware Certificate will divide the Board into three classes of directors. Class I directors will be elected at the annual meeting of stockholders occurring in 2019 and the term of the directors will be two years thereafter. Class II directors will be elected at the annual meeting of stockholders occurring in 2018 and the term of the Class II directors will be two years thereafter. Non-Classified directors will be elected annually. With certain exceptions, any vacancy in the Board will be filled by a majority of the directors then in office or any sole remaining director, with the director elected to fill such vacancy to serve for a term expiring at the annual meeting at which the term to which such director has been elected expires or until such director’s successor shall have been duly elected and qualified. The Nevada Articles provide for a Board without differing classes, and for directors to be elected annually.

Delaware Certificate. The Delaware Certificate (similar to the Nevada Articles) authorizes 40,000,000 shares of Common Stock and 20,000,000 shares of preferred stock and gives the Board the authority, within the limitations in the Delaware Certificate, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of preferred stock. Shares of preferred stock could be issued in connection with a stockholder rights plan, or poison pill or rights plan, which would allow stockholders (other than hostile parties) to purchase Staffing (Delaware) Common Stock at a discount to the then current market price, which would have a dilutive effect on the hostile parties. Currently, the Company has outstanding shares of Series A Preferred Stock and Series D Preferred Stock.

Section 203. Staffing (Delaware) has not opted out of Section 203 of the DGCL and will be subject to it. As discussed in more detail below, Section 203 prohibits, subject to certain exceptions, a Delaware corporation from engaging in a business combination with an interested stockholder (i.e., a stockholder acquiring 15% or more of the outstanding voting stock) for three years following the date that such stockholder becomes an interested stockholder. Stockholders holding 15% or more of Staffing (Nevada) stock on the effective date of the Reincorporation (if approved), including our Chairman of the Board, will not be subject to the restrictions contained in Section 203. Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant stockholders, more difficult.

Bylaw Amendments. The Delaware Bylaws, similar to the Nevada Bylaws, permit both the stockholders of Staffing (Delaware) and a majority of the directors to amend the Delaware Bylaws. This power to amend the Delaware Bylaws may be used to deter, delay or prevent a change in control of Staffing (Delaware). In particular, as described below, the Delaware Bylaws impose time frames by which director nominations and stockholder proposals may be made by stockholders of Staffing (Delaware).

Approval by stockholders of the Reincorporation proposal will constitute an approval of the inclusion in the Delaware Certificate and Delaware Bylaws of each of the provisions described herein. In addition, certain other changes altering the rights of stockholders and powers of management could be implemented in the future by amendment of the Delaware Certificate following stockholder approval and certain such changes could be implemented by amendment of the Delaware Bylaws without stockholder approval. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of Nevada and Delaware.” This discussion of the Delaware Certificate and Delaware Bylaws is qualified by reference to Appendices B and C attached hereto, respectively.

Stockholder Proposal Notice Provisions

There is no specific statutory requirement under Nevada or Delaware law with regard to advance notice of director nominations and stockholder proposals. Absent a bylaw restriction, director nominations and stockholder proposals are subject to federal securities laws, which generally provide that stockholder proposals that the proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year’s annual meeting.

The Nevada Bylaws provide that the exclusive means by which a stockholder may nominate a director shall be by delivery of a notice to the Secretary, not less than sixty (60) days prior to the date of an election meeting, setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Company owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the Company, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire required pursuant to Section 2.6.3 of the Nevada Bylaws. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

The Delaware Bylaws provide that notice must be received by the Secretary at Staffing’s principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than seventy (70) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

Significant Differences between Delaware and Nevada Law

The rights of the Company’s stockholders and the Company’s articles of incorporation and bylaws are currently governed by Nevada law. The merger agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of Staffing (Delaware). Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Delaware law and the articles of incorporation and bylaws of Staffing (Delaware). The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the Reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of Staffing (Delaware) following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the DGCL, as well as the forms of the articles of incorporation and the bylaws of Staffing (Delaware), which are attached as Appendices B and C, respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the Reincorporation as provided in the Reincorporation Agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General

As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.

Removal of Directors

Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. For classified boards, the directors may only be removed for cause. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Nevada law includes statutory exculpation of directors and officers that does not require the adoption of particular provisions in the articles of incorporation. In particular, NRS 78.138(7) provides that except under certain limited circumstances provided by other provisions of the NRS, or unless the articles of incorporation provide for greater liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (1) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (2) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. These statutory limitations on liability exceed what is permissible under the DGCL, but a Nevada corporation can provide in its articles of incorporation for greater potential liability for directors and officers.

Indemnification of Officers and Directors and Advancement of Expenses

Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if ALL members of the Board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders

Both Delaware and Nevada law provide that, unless the certificate of incorporation (or in the case of a Nevada corporation, the articles of incorporation or the bylaws) provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by written consent of the stockholders.

Dividends

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations with Interested Stockholders

Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the Board of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s Board and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Similarly, Nevada’s “combinations with interested stockholders” statutes (NRS Sections 78.411 through 78.444, inclusive) prohibit specified types of business “combinations” between certain Nevada corporations and any person deemed to be an “interested stockholder” but for only for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves the combination (or the transaction by which such person becomes an “interested stockholder”) in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Furthermore, in the absence of prior approval certain restrictions may apply even after such two-year period. An amendment to the NRS, effective October 1, 2015, however, provides that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. NRS Section 78.439 has also been amended, effective October 1, 2015, to eliminate the prohibition on stockholder approval by written consent with respect to combinations undertaken after the two-year period prescribed under the statutes. For purposes of these statutes, an “interested stockholder” is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then-outstanding shares of the corporation. The definition of the term “combination” is sufficiently broad to cover most significant transactions between a corporation and an “interested stockholder.” As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation

Special Meetings of the Stockholders

Delaware law permits special meetings of stockholders to be called by the Board or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law permits special meetings of stockholders to be called by the entire Board, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Special Meetings Pursuant to Petition of Stockholders

Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Meetings

Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxy

Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Both Delaware and Nevada law also provide for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Vote for Mergers and Other Corporate Reorganization

Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the Board, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Unless otherwise provided in the articles of incorporation, a Nevada corporation may, by action taken at any meeting of its board of directors, sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, upon the terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of a majority of the voting power of the stockholders. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of Common Stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of Common Stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares

Subject to certain limitations and in certain circumstances dissenter’s rights, Nevada law allows the Board of a corporation, by resolution and without a stockholder vote, to effectuate a reverse or forward split of a class or series of the corporation’s capital stock if the number of authorized shares of such class or series is simultaneously and correspondingly increased or decreased. Delaware law contains no such similar provision.

Absence of Dissenter’s or Appraisal Rights for Holders of Company Common Stock

The reincorporation will be conducted as a merger of the Company into Staffing Delaware, our wholly-owned subsidiary, pursuant to DGCL Section 253 and NRS 92A.180. Under Section 253, no right of appraisal or redemption is available to our stockholders in connection with the merger. Pursuant to NRS 92A.390, holders of our Common Stock are not entitled to assert dissenter’s rights under Nevada law in connection with the merger (although dissenter’s rights may be available to holders of our outstanding preferred stock who do not consent to or approve the merger or otherwise waive such rights). Therefore, holders of our Common Stock are not entitled to receive consideration instead of shares of Staffing Delaware.

Interests of the Company’s Directors and Executive Officers in the Reincorporation

In considering the recommendations of the Board, the Company’s stockholders should be aware that certain of the Company’s directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of the Company’s stockholders generally. For instance, the reincorporation in Delaware may be of benefit to the Company’s directors and officers by limiting the forums in which the directors and officers can be sued through the exclusive forum provision, and in other respects. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our stockholders vote in favor of the Proposal.

Regulatory Approvals

The reincorporation will not be consummated until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the reincorporation other than the filing of the Articles of Merger with the Secretary of State of the State of Nevada and the filing of the Delaware Certificate with the Secretary of State of the State of Delaware.

Certain Material United States Federal Income Tax Considerations

The Company intends that the Reincorporation will be treated as a reorganization pursuant to Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, the U.S. federal income tax consequences of the Reincorporation will be as follows:

•	No gain or loss will be recognized by holders of the Common Stock of the Company upon receipt of Common Stock of Staffing Delaware pursuant to the Reincorporation;

•	The aggregate tax basis of the Common Stock of Staffing Delaware received by each stockholder of the Company in the Reincorporation will be equal to the aggregate tax basis of the Common Stock of the Company surrendered in exchange therefor;

•	The holding period of the Common Stock of Staffing Delaware received by each stockholder of the Company will include the period for which such stockholder held the Common Stock of the Company surrendered in exchange therefor, provided that such Common Stock of the Company was held by such stockholder as a capital asset at the time of the Reincorporation; and

•	No gain or loss will be recognized by the Company or Staffing Delaware as a result of the Reincorporation.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Required Vote

The approval of the proposal to change our corporate domicile from Nevada to Delaware will require the affirmative vote of the holders of a majority of the shares of the Company’s outstanding Common Stock. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote on Proposal 1 has the same effect as a vote against the Reincorporation.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE CHANGE IN CORPORATE DOMICILE FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

PROPOSAL 2 – APPROVAL TO POTENTIALLY ISSUE COMMON STOCK PURSUANT TO THE JACKSON

WARRANT AGREEMENT, THE NOTES AND THE APRIL PURCHASE AGREEMENT IN ACCORDANCE WITH NASDAQ RULE 5635(b).

Transactions Summary

On January 26, 2017, we entered into a Note and Warrant Purchase Agreement, referred to herein as the January Purchase Agreement, with Jackson Investment Group. Pursuant to the January Purchase Agreement, on January 26, 2017, we issued and sold to Jackson Investment Group (i) a 6% Subordinated Secured Note, referred to herein as the Note, in the aggregate principal amount of $7,400,000 (ii) a Warrant to purchase up to 3,150,000 shares of our Common Stock, at a price to be determined in accordance with the January Purchase Agreement and (iii) 1,650,000 shares of Common Stock, in return for total gross proceeds to the Company of $7,400,000.

On April 5, 2017, we entered into the Omnibus Amendment and Reaffirmation Agreement, referred to herein as the April Purchase Agreement with Jackson Investment Group. Pursuant to the April Purchase Agreement, on April 5, 2017 we issued and sold to Jackson Investment Group (i) a 6% Subordinated Secured Note, referred to herein as the April Note, in the aggregate principal amount of $1,650,000 and (ii) 667,905 shares of Common Stock, in return for total gross proceeds to the Company of $1,650,000.

Pursuant to the April Purchase Agreement, we agreed to fully and irrevocably discharge our obligations under the April Note on or prior to June 8, 2019, referred to herein as the Trigger Date, provided that if our existing debt with MidCap Funding is paid in full prior to its stated maturity date of April 8, 2019, then the Trigger Date will be July 25, 2018. This means we must repay all principal and accrued interest due under the April Note on or before that date. If we are unable to do so, we are obligated to issue 200,000 shares of our Common Stock to Jackson Investment Group.

Why We Need Stockholder Approval

Our common stock is listed on the NASDAQ Global Market and we are subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the Company. NASDAQ rules, however, do not specifically define when a change in control of a company may be deemed to occur. NASDAQ guidance suggests that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the Company’s then outstanding capital stock and such ownership would be the largest ownership position of the issuer. For the purpose of calculating the holdings of such person or entity, the NASDAQ Global Market would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity.

As of March 29, 2017, we have 13,901,995 outstanding shares of Common Stock. Jackson Investment Group owns 12.99% of our outstanding Common Stock as of such date. The Warrant may be exercised to purchase 4,527,537 shares of our Common Stock. Under the Notes, the holder of each Note may convert 50% of the accrued interest on such Note at a conversion price of $1.50 per share. Therefore the holder of the Note may convert accrued interest on the Note into a maximum of 222,000 shares of our Common Stock and the holder of the April Note may convert accrued interest on the April Note into a maximum of 68,017 shares of our Common Stock. Assuming the maximum exercise of the Warrant and conversion of accrued interest on the Notes, Jackson Investment Group would own approximately 37.6% of the Company’s outstanding Common Stock. Assuming Jackson Investment Group acquires additional Common Stock through exercise of the Warrant, conversion of accrued interest on the Notes and the failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date, the issuance of Common Stock upon the exercise of the Warrant, conversion of the accrued interest on the Notes and the failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date may cause Jackson Investment Group to acquire more than 20% of the Company’s outstanding Common Stock, which would be the Company’s largest ownership position.

Accordingly, we are seeking stockholder approval to make such issuances of our Common Stock in accordance with Rule 5635 in the event that the issuance of Common Stock in connection with the exercise of the Warrant and conversion of accrued interest on the Notes would be deemed to be a “change in control” for purposes of NASDAQ Marketplace Rule 5635(b). Stockholders should note that a “change of control” as described under NASDAQ Marketplace Rule 5635(b) applies only with respect to the application of such rule, and does not constitute a “change of control” for purposes of Delaware law, our organizational documents, or any other purpose.

Impact on Current Stockholders if Proposal 2 is Approved

If our stockholders approve this proposal, the issuance of shares of Common Stock upon exercise of the Warrant, conversion of accrued interest on the Notes and the failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date would not be subject to the issuance of beneficial ownership limitation cap set forth in NASDAQ Marketplace Rule 5635(b).

In addition, the issuance of shares of our Common Stock issuable upon exercise of the Warrant, conversion of accrued interest on the Note and the failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date would have a dilutive effect on current stockholders. This means that our current stockholders would own a smaller interest in the Company and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Assuming Jackson Investment Group acquires additional shares of Common Stock through exercise of the Warrant, conversion of the accrued interest on the Notes or the failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date, Jackson Investment Group may have considerable influence in determining the outcome of any corporate transaction or other matter submitted to our stockholders for approval, including, but not limited to, the election of directors and the approval of corporate transactions. If Jackson Investment Group exercises the Warrant or converts the accrued interest on the Notes for shares of Common Stock, its ownership of, and influence over, the Company will increase and the Company’s stockholders will be diluted.

Effect of Proposal 2 on Current Stockholders if Not Approved

If stockholders do not approve Proposal 2, we may not be able to issue the Common Stock to Jackson Investment Group upon exercise of the Warrant, conversion of accrued interest on the Notes or the failure of the Company to discharge its obligations under the April Note on or prior to the Trigger Date, or would have to potentially raise additional capital. In addition, if we are unable to fulfill our obligations to Jackson Investment Group it is likely that Jackson Investment Group would be unwilling to participate in any capital raising efforts in the future, which would have a detrimental impact on our capital raising efforts.

Summary of the Terms of the Jackson Warrant Agreement

A summary of the material terms of the Jackson Warrant Agreement is set forth below.

Designation and Ranking: the Warrant calls for issuance of Shares of our Common Stock.

Exercise Period: Five years after the issuance date.

Voting: Prior to exercise of the Warrant, the Warrant holder has no voting rights. Upon issuance, the Warrant holder will have the rights of a holder of the Company’s Common Stock.

Liquidation Rights: Upon any liquidation, dissolution or winding up, the Warrant holder will be entitled to be paid out of our assets available for distribution to our stockholders, pari passu with holders of Common Stock as if the Warrant was issued immediately prior to the liquidating event.

Reorganization, Reclassification, Consolidation, Merger or Sale; In connection with any reorganization, reclassification, consolidation, merger or sale of substantially all of the Company’s assets, the Warrant holder’s right to receive Common Stock upon exercise of the Warrant will convert into the right to receive such consideration as would have been payable to holders of Common Stock in such reorganization, reclassification, consolidation, merger or sale of substantially all of the Company’s assets.

Antidilution Protection: The holder of the Warrant is protected from dilution through a formula contained in the Jackson Warrant Agreement.

Issuance Limitation: The holder of the Warrant will be prohibited from exercising the Warrant in whole or in part until more than six months from the issuance date. The holder of the Warrant will additionally be prevented from (a) beneficially owning in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to such issuance or (b) controlling in excess of 19.9% of the total voting power of the Company’s securities outstanding immediately after giving effect to such issuance that are entitled to vote on a matter being voted on by holders of the Common Stock, unless and until the Company obtains stockholder approval permitting such issuances in accordance with applicable NASDAQ rules.

We will not issue any shares of Common Stock pursuant to the Warrant or the Notes if the issuance of such shares would exceed the aggregate number of shares of Common Stock we may issue upon exercise of the Warrant or conversion of accrued interest on the Notes without breaching our obligations under NASDAQ Marketplace Rule 5635(b), except that such limitation will not apply (i) following stockholders approval in accordance with the requirements of NASDAQ Marketplace Rule 5635(b) or a waiver from NASDAQ of Marketplace Rule 5635(b) (collectively, the “Approval”), or (ii) if the holder of the Warrant and the Notes or we obtain a written opinion from counsel that such Approval is not required.

Vote Required for Approval

The affirmative vote of the holders of shares of Common Stock entitled to vote must exceed the votes cast against this proposal for the proposal to be approved.

The Board recommends that stockholders vote “FOR” approval of the potential issuance of our Common Stock pursuant to the exercise of the Warrant and conversion of accrued interest on the Notes under NASDAQ listing rules as described in this Proposal 2.

PROPOSAL 3 – APPROVAL TO POTENTIALLY ISSUE COMMON STOCK PURSUANT TO THE APRIL PURCHASE AGREEMENT IN ACCORDANCE WITH NASDAQ RULE 5635(d).

Overview

As noted above, pursuant to the January Purchase Agreement, the Company issued to Jackson Investment Group 1,650,000 shares of Common Stock which are referred to herein as the January Commitment Shares. As also noted above, on April 5, 2017, we entered the April Purchase Agreement pursuant to which we agreed to, among other things, issue to Jackson Investment Group an additional 667,905 shares of Common Stock, which are referred to herein as the April Commitment Shares (together with the January Commitment Shares, the “Commitment Shares”). Under NASDAQ rules we may issue up to 296,984 shares of Common Stock to Jackson Investment Group pursuant to the April Purchase Agreement without stockholder approval, which is equal to 19.9% of our Common Stock outstanding as of January 26, 2017. We may not issue additional shares of Common Stock under the April Purchase Agreement unless we have obtained either (i) stockholder approval of the issuance of more than such number of shares pursuant to NASDAQ Marketplace Rule 5635(d) or (ii) a waiver from the NASDAQ Stock Market of the Company’s compliance with Rule 5635(d). In compliance with NASDAQ Marketplace Rule 5635(d) we have capped the issuance of our Common Stock to Jackson Investment Group at 1,946,985 shares of Common Stock, which represents 19.9% of the Company’s outstanding shares of Common Stock on January 26, 2017.

We are seeking stockholder approval for the issuance of shares in excess of 1,946,985 shares of Common Stock.

Why We Need Stockholder Approval

Our common stock is listed on the NASDAQ Global Market and we are subject to the NASDAQ Marketplace Rules. NASDAQ Marketplace Rule 5635(d) requires us to obtain stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the greater of book or market value of the stock on the date the issuer enters into a binding agreement for the issuance of such securities.

In light of our issuance of the January Commitment Shares, the issuance of the April Commitment Shares to Jackson Investment Group pursuant to the April Purchase Agreement could be deemed to be aggregated with the issuance of the January Commitment Shares for the purposes of NASDAQ Marketplace Rule 5635(d), resulting in an aggregate amount of 2,317,906 shares of Common Stock issuable to Jackson Investment Group pursuant to the transactions. As of January 26, 2017, we had 9,739,795 outstanding shares of Common Stock. If we were to issue to Jackson Investment Group all 2,317,906 of the Commitment Shares, such shares would represent 23.8% of the total Common Stock outstanding as of January 26, 2017. If the Commitment Shares were issued at a price that is less than the greater of the book or market value of the shares and the issuance of such shares to Jackson Investment Group are deemed to be aggregated with one another, then stockholder approval would be required under NASDAQ Marketplace Rule 5635(d) for issuances of Common Stock to Jackson Investment Group in excess of 19.9% of the Company’s outstanding shares of Common Stock on January 26, 2017.

Accordingly, we are seeking stockholder approval to make such issuances of the April Commitment Shares in excess of 1,946,985 (which represents 19.9% of the Company’s outstanding shares of Common Stock on January 26, 2017).

Impact on Current Stockholders if Proposal 3 is Approved

If our stockholders approve this proposal, the issuance of the April Commitment Shares pursuant to the April Purchase Agreement would not be subject to the issuance of beneficial ownership limitation cap set forth in NASDAQ Marketplace Rule 5635(d).

In addition, the issuance of shares of our Common Stock in excess of 19.9% of the Company’s outstanding shares of Common Stock on January 26, 2017 pursuant to the April Purchase Agreement would have a dilutive effect on current stockholders. This means that our current stockholders would own a smaller interest in the Company and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Jackson Investment Group may have considerable influence in determining the outcome of any corporate transaction or other matter submitted to our stockholders for approval, including, but not limited to, the election of directors and the approval of corporate transactions. If the Company issues Common Stock to Jackson Investment Group in excess of 19.9% of the Company’s outstanding shares of Common Stock on January 26, 2017, Jackson Investment Group’s ownership of, and influence over, the Company will increase and the Company’s stockholders will be diluted.

Effect of Proposal 3 on Current Stockholders if Not Approved

If stockholders do not approve Proposal 3, we will not be able to issue the Common Stock to Jackson Investment Group in excess of 19.9% of the Company’s outstanding shares of Common Stock on January 26, 2017. This would mean that we cannot access more than approximately $915,000 of the $1,650,000 in potential proceeds under the April Purchase Agreement without obtaining shareholder approval. If we are unable to fulfill our obligations to Jackson Investment Group it is likely that Jackson Investment Group would be unwilling to participate in any capital raising efforts in the future, which would have a detrimental impact on our capital raising efforts.

In addition, we will be required to seek stockholder approval of this proposal on or prior to July 15, 2017 and as often as every six months thereafter until we receive stockholder approval of this proposal. We are not seeking the approval of our stockholders to authorize our entry into the April Purchase Agreement and related transaction documents, as we have already entered into the April Purchase Agreement and related transaction documents, which are binding obligations on us. The failure of our stockholders to approve the proposal will not negate the existing terms of the documents. The April Purchase Agreement will remain a binding obligation of the Company.

Summary of the Terms of the April Purchase Agreement

Under the April Purchase Agreement, the Company agreed to issue and sell the April Commitment Shares and the April Note to Jackson Investment Group in return for total gross proceeds to the Company of $1,650,000. In the event that the Company has not fully and irrevocably discharged all of its obligations under the April Note on or prior to the Trigger Date, the Company is obligated to issue to the Fee Extension Shares to Jackson Investment Group. Under the April Purchase Agreement, the Company is obligated to register the April Commitment Shares, the shares issuable upon conversion of the April Note and the Fee Extension Shares pursuant to a registration statement with the SEC no later than 45 days after April 5, 2017. In addition, the April Purchase Agreement modified the conversion rate applicable upon the conversion of accrued interest on the Note from $2.00 per share to $1.50 per share.

We will not issue any shares of Common Stock pursuant to the April Purchase Agreement if the issuance of such shares would exceed the aggregate number of shares of Common Stock we may issue without breaching our obligations under NASDAQ Marketplace Rule 5635(d), except that such limitation will not apply (i) following stockholders approval in accordance with the requirements of NASDAQ Marketplace Rule 5635(d) or a waiver from NASDAQ of Marketplace Rule 5635(d).

Vote Required for Approval

The affirmative vote of the holders of shares of Common Stock entitled to vote must exceed the votes cast against this proposal for the proposal to be approved.

The Board recommends that stockholders vote “FOR” approval of the issuance of our Common Stock pursuant to the April Purchase Agreement under NASDAQ listing rules as described in this Proposal 3.

PROPOSAL 4 – AUTHORIZATION OF THE COMPANY TO ISSUE COMMON STOCK OR SECURITIES CONVERTIBLE INTO COMMON STOCK IN CONNECTION WITH ONE OR MORE CAPITAL RAISING TRANSACTIONS IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d).

Overview

We are seeking stockholder approval to issue shares of Common Stock or securities convertible into Common Stock in one or more capital raising transactions in order to comply with the NASDAQ Marketplace Rules and to provide the Board with the flexibility to enter into and close such capital raising transactions on a timely basis.

Specifically, we are seeking stockholder approval, for the purpose of compliance with NASDAQ Marketplace Rule 5635(d), for the potential issuance of shares in one or more capital raising transactions subject to the following limitations approved by our Board of Directors:

•	potential issuance not to exceed 600,000 shares of our common stock (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

•	total aggregate consideration of not more than $2,000,000 in cash;

•	at a price or prices not less than the par value of our common stock at the time of issuance;

•	per the NASDAQ rule, such issuances must occur, if at all, within the three month period commencing on the date of the approval by the stockholders; and

•	upon such other terms as the Board shall deem to be in our best interests.

Why We Need Stockholder Approval

Assuming the issuance of the Commitment Shares to Jackson Investment Group pursuant to the January Purchase Agreement and the April Purchase Agreement are deemed to be aggregated and offered at a discount (as defined under NASDAQ rules), subject to stockholder approval of Proposal 3, we will have issued slightly more than 20% of our outstanding common stock on a pre-transaction basis, which is the maximum number of shares that we may issue at a discount under NASDAQ rules without stockholder approval. We are seeking stockholder approval of this Proposal 4 to give us flexibility in structuring the terms of future financings without creating risks that these financings would not be in compliance with the NASDAQ stockholder approval rule or potentially subjecting these financings to future stockholder approvals.

NASDAQ Marketplace Rule 5635(d) requires stockholder approval prior to the sale or issuance or potential issuance of shares, in a transaction other than a public offering, equal to 20% or more of the company’s outstanding common stock or 20% or more of the voting power of the company outstanding before the issuance, if the sale price of the common stock is less than the greater of the book or market value of the common stock. Shares of a company’s common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such a capital raising transaction are considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for six months and have an exercise price that exceeds the market value. Since we may seek additional capital in the short term, we are seeking stockholder approval at this stage to provide additional flexibility in raising financing if an appropriate opportunity arises.

Since we will have already issued shares equal to slightly more than 20% of our outstanding Common Stock following the issuance of the April Commitment Shares, we are seeking stockholder approval for the potential issuance and sale of shares of Common Stock in one or more capital raising transactions so that the Board will have flexibility to enter into and close such capital raising transactions on a timely and current basis. If we arranged for an equity issuance but then had to hold a stockholders meeting to approve the transaction, we could delay and possibly jeopardize the closing of such a transaction. The stockholder approval being sought does not apply to issuances with respect to prior transactions as to which there are outstanding rights to receive additional shares.

Generally, under published NASDAQ interpretative guidance, general authorizations by the stockholders for purposes of NASDAQ Marketplace Rule 5635(d) will be effective only if limited to transactions which are completed within three months of the approval. The three month requirement only applies to the initial issuance of the shares of Common Stock or other securities exercisable for or convertible into Common Stock and not the subsequent exercise or conversion of any such securities. NASDAQ interpretative guidance also requires us to include a maximum potential discount in stockholder proposals such as this one. The actual discount, if any, subject to the maximum discount, will be determined by the Board and will depend upon market conditions at the time of the financing or financings. Therefore, we are seeking approval to issue additional shares for a discount of as much as the par value of our Common Stock.

As of the date of this proxy statement, other than as described in Proposal 3, we do not have any specific plans, arrangements or contracts with any third party, which alone or when aggregated with subsequent transactions, would contemplate or require us to issue shares of our common stock or other securities exercisable for or convertible into common stock in excess of 20% of our outstanding Common Stock or voting power and at a price that would be less than the book or market value of our Common Stock as of such date. If any material plans, arrangements or contracts regarding securities issuances subject to this proposal arise after the date of this proxy statement and prior to the actual vote on this proposal, we will notify our stockholders and distribute revised proxy solicitation materials. These materials will include a new proxy card, if necessary.

We are asking stockholders only to approve the sale, issuance or potential issuance of Common Stock or other securities exercisable for or convertible into Common Stock for purposes of compliance with NASDAQ Marketplace Rule 5635(d). If securities exercisable for or convertible into Common Stock are issued and such securities, at the time of issuance, constitute 20% or more of our securities or 20% or more of our voting power outstanding prior to such issuance, then stockholder approval of this proposal also will constitute approval of the issuance of shares of Common Stock upon conversion or exercise of such securities, and no additional approval will be solicited. Under NASDAQ rules, we also are not permitted (without risk of de-listing) to undertake a transaction that could result in a change in control of us as defined by NASDAQ Marketplace Rule 5635(b) without obtaining separate stockholder approval of that transaction.

The foregoing description of various forms of financings and the reasons for the financing are included for informational purposes to stockholders in connection with this proxy solicitation and do not constitute an offer to sell or a solicitation of an offer to buy any of our securities. We cannot guarantee that any financing will be completed (or, if so, what the terms or timing may be) and, accordingly, cannot be certain that we will receive any amount of proceeds from the financings. No financing will go forward unless the Board approves the proposed terms and conditions at the time. The types of securities to be sold and price at which they would be sold would be subject to market conditions and negotiations with investors.

Impact on Current Stockholders if Proposal 4 is Approved

If our stockholders approve this proposal, future issuances of shares of Common Stock or securities convertible into Common Stock at a discount would not be subject to the 20% cap set forth in NASDAQ Marketplace Rule 5635(d).

In addition, any transaction requiring stockholder approval under this Proposal 4 would likely have a dilutive effect on current stockholders. This means that our current stockholders would own a smaller interest in the Company and therefore have less ability to influence significant corporate decisions requiring stockholder approval. The issuance of these securities could cause a significant reduction in the percentage interests of current stockholders and their ownership of, and influence over, the Company could decrease.

Effect of Proposal 4 on Current Stockholders if Not Approved

If stockholders do not approve Proposal 4, we may not be able to issue Common Stock or securities convertible into Common Stock in one or more capital raising transactions or we may not be able to enter into and close on such capital raising transactions on a timely and current basis.

Vote Required for Approval

The affirmative vote of the holders of shares of Common Stock entitled to vote must exceed the votes cast against this proposal for the proposal to be approved.

The Board recommends that stockholders vote “FOR” the authorization of the Company to issue Common Stock or securities convertible into Common Stock under NASDAQ listing rules as described in this Proposal 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of February 21, 2017 for: (i) each of our directors; (ii) each of our executive officers; (iii) all of our directors and executive officers as a group; and (iv) all persons, to our knowledge, that are the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to the securities.

Except as indicated in footnotes to this table, we believe each person named in this table has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person’s name. Percentage ownership is based on 12,701,295 shares of Common Stock outstanding on February 21, 2017. Percentage ownership of Series A Preferred Stock is based on 1,663,008 shares of Series A Preferred Stock outstanding as of February 21, 2017.

Name of Beneficial Owner (1), (2)	Common Stock Beneficially Owned (2)	Percent of Common Stock	Series A Preferred Stock Beneficially Owned (2)	Percent of Series A Preferred Stock
Brendan Flood (3)	751,089	5.91	1,039,380	62.50
Matthew Briand	459,161	3.62	623,628	37.50
David Faiman	185,000	1.46
Dimitri Villard (4)	84,250	*
Jeff Grout (3)	87,167	*
Nicholas Florio (5)	89,971	*
Jeff Mitchell	8,500	*
Jackson Investment Group, LLC (6) 2655 Northwinds Parkway	1,805,677	12.99
Directors and officers as a group (6 persons)	1,656,638	13.04	1,663,008	100

*	Indicates less than 1%.
(1)	With the exception of Brendan Flood, Executive Chairman, and Jeff Grout, Director, the address of each person is 641 Lexington Avenue, 27th Floor, New York, New York 10022.
(2)	Unless otherwise indicated, all ownership is direct beneficial ownership.
(3)	Mr. Flood and Mr. Grout’s address is 3A London Wall Buildings, London Wall, London, EC2M 5SY, United Kingdom.
(4)	6,750 shares are held personally by Mr. Villard and 77,500 shares are held through Byzantine Productions, Inc.
(5)	Shares are held by Citrin Cooperman & Company LLP. Mr. Florio is a partner at Citrin Cooperman & Company LLP.
(6)	Jackson Investment Group, LLC is a Georgia-based limited liability company that invested in the Company through a $7.4 million transaction consisting of a note and warrant that closed January 26, 2017, and was more fully described in the Company’s Form 8-K dated January 30, 2017. This amount also includes shares that were purchased on the open market.

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

AND STOCKHOLDER PROPOSALS

Any stockholder proposal submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our Proxy Statement and form of proxy for our 2017 Annual Meeting of stockholders must be received by us no earlier than 120 calendar days before the one-year anniversary of the date on which the Company first mailed our proxy materials for the preceding year’s annual meeting of stockholders, and must comply with the requirements of the proxy rules promulgated by the SEC. Accordingly, proposals under Rule 14a-8 are due by August 23, 2017. Stockholder proposals should be addressed to our corporate Secretary at 641 Lexington Avenue, 27th Floor, New York, NY 10022.

Proposals submitted outside Rule 14a-8 of the Exchange Act must comply with our bylaws, which require that notice of a proposal to be included at an annual meeting must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year).

Recommendations from stockholders which are received after the applicable deadline likely will not be considered timely for consideration by our Nominating and Corporate Governance Committee for next year’s annual meeting.

The exclusive means by which a stockholder may nominate a director shall be by delivery of a notice to the Secretary, not less than sixty (60) days prior to the date of a meeting, setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates (within the meaning of Rule 144), including any shares of the Company owned or controlled via derivatives, hedged positions and other economic and voting mechanisms, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the company, if elected. In addition, any stockholder nominee, to be validly nominated, shall submit to the Secretary the questionnaire described below. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

To be eligible to be a director nominee nominated by a stockholder or stockholders for election or reelection as a director of the Corporation, such nominee must deliver (in accordance with the time periods prescribed for above) to the Secretary at the principal executive offices of the Company a written questionnaire (the “Questionnaire”) with respect to the background, qualification and experience of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be in the form approved by the Company and provided by the Secretary or such Secretary’s designee) and a written representation and agreement that such person: (a) will abide by the requirements of these bylaws and the articles of incorporation as in effect at the time of their nomination and as validly amended, (b) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (c) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (d) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company. If, prior to the meeting, there is a change in any information set forth on the Questionnaire, then such director candidate shall promptly notify the Secretary by submitting a revised Questionnaire. No stockholder (other than members of the Governance Committee) has recommended a candidate to date.

OTHER MATTERS

The Board does not intend to bring any other matters before the Special Meeting and has no reason to believe any other matters will be presented.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, the corporate Secretary of Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York NY 10022, telephone number 646-507-5710.

Copies of the documents referred to above that appear on our website are also available upon request by any stockholder addressed to our corporate Secretary, Staffing 360 Solutions, Inc., 641 Lexington Avenue, 27th Floor, New York NY 10022.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

Appendices

(see following pages for each Appendix referenced in the Proxy Statement)

APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of [            ], 2017 (this “Agreement”), is by and between Staffing 360 Solutions, Inc., a Delaware corporation (“Staffing”), and Staffing 360 Solutions, Inc., a Nevada corporation (the “Merging Entity”).

RECITALS

A. The Merging Entity is a corporation duly incorporated and existing under the laws of the State of Nevada.

B. Staffing is a corporation duly organized and existing under the laws of the State of Delaware.

C. The board of directors of the Merging Entity and the board of directors of Staffing have determined that it is advisable and in the best interests of each entity that the Merging Entity merge with and into Staffing (the “Merger”) on the terms, and subject to the conditions, of this Agreement, the Delaware General Corporation Law (the “Delaware Act”) and Chapter 92A of the Nevada Revised Statutes (the “Nevada Act”). As a result of the Merger, the separate existence of the Merging Entity will cease.

D. The board of directors of the Merging Entity and the board of directors of Staffing have been duly advised of the terms and conditions of this Agreement and the Merger and, by resolutions duly adopted, have authorized, approved and adopted this Agreement and the Merger, and have submitted this Agreement for approval by their respective stockholders.

E. The stockholders of the Merging Entity who are entitled to vote on this Agreement and the sole stockholder of Staffing have been duly advised of the terms and conditions of this Agreement and the Merger and, by resolutions duly adopted, have approved this Agreement and the Merger.

NOW, THEREFORE, on the terms, and subject to the conditions, of this Agreement, the Merging Entity and Staffing hereby agree as follows.

ARTICLE 1

THE MERGER; RELATED TRANSACTIONS

1.1 EFFECTIVE DATE. The Merger will be consummated by (a) Staffing filing a certificate of merger in the form of Exhibit A attached hereto (the “Delaware Merger Certificate”) with the Secretary of State of the State of Delaware in accordance with Section 252 of the Delaware Act and (b) the Merging Entity and Staffing filing articles of merger in the form of Exhibit B attached hereto (the “Nevada Merger Articles”) with the Nevada Secretary of State in accordance with Section 92A.200 of the Nevada Act. The Merger will become effective on [            , 2017, at     ] (the “Effective Time”).

1.2 MERGER. (a) At the Effective Time:

(i)	the Merging Entity will merge with and into Staffing, and Staffing will be the surviving entity in the Merger (the “Surviving Entity”);

(ii)	the separate existence of the Merging Entity will cease, and the Surviving Entity will succeed, without other transfer, to all of the rights and property of the Merging Entity, and will be subject to all of the debts and liabilities of the Merging Entity, as provided for in Section 265 of the Delaware Act and Section 92A.250 of the Nevada Act; and

(iii)	the members of the board of directors and the officers of Staffing shall continue to be the members of the board of directors and the officers of the Surviving Entity.

(b)	at and after the Effective Time, the Surviving Entity will carry on its business with the assets of the Merging Entity, as well as with the assets of Staffing.

1.3 CONVERSION OF SHARES. At the Effective Time, (a) each share of common stock issued by the Merging Entity shall be converted into one share of common stock of the Surviving Corporation, (b) each share of Series A Preferred Stock issued by the Merging Entity shall be converted into one share of Series A Preferred Stock of the Surviving Corporation, (c) each share of Series D Redeemable Convertible Preferred Stock issued by the Merging Entity shall be converted into one share of Series D Redeemable Convertible Preferred Stock of the Surviving Corporation and (d) each option or other right to purchase or receive stock in the Merging Entity shall be converted into an option or other right to purchase or receive stock of the Surviving Corporation on the same terms as set forth in the documentation evidencing the option or right to purchase or receive stock. Upon surrender to the Surviving Corporation of certificates or other evidence of stock, options or other rights to purchase or receive stock in the Merging Entity, the Surviving Corporation shall issue to the holder of such certificates or other evidence (the “Holder”), certificates or other evidence that the Surviving Corporation has issued to such Holder certificates or other evidence of ownership of the same number of shares of stock or options or other right to purchase or receive stock in the Surviving Corporation.

1.4 CERTIFICATE OF INCORPORATION; BYLAWS. The certificate of incorporation of Staffing in effect at the Effective Time will be the certificate of incorporation of the Surviving Entity until changed or amended as provided therein or by applicable law. The bylaws of Staffing in effect at the Effective Time will be the bylaws of the Surviving Entity until changed or amended as provided therein, by Staffing’s certificate of incorporation or by applicable law.

ARTICLE 2

MISCELLANEOUS

2.1 AMENDMENT; WAIVER. At any time before the Effective Time, the Merging Entity and Staffing, to the extent permitted by and in accordance with the Delaware Act and the Nevada Act, may by written agreement amend, modify or supplement any provision of this Agreement.

2.2 ENTIRE AGREEMENT; ASSIGNMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Neither this Agreement nor any right, interest or obligation under this Agreement may be assigned, in whole or in part, by operation of law or otherwise, without the prior written consent of the other party.

2.3 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the substantive laws of the State of Delaware, regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto; provided, that the effects of the Merger with respect to the Merging Entity shall be governed by Section 92A of the Nevada Act and [Section 252 of the Delaware Act].

2.4 REORGANIZATION. The merger of the Merging Entity with and into Staffing shall be treated as a tax free reorganization pursuant to Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and this Agreement and any other documents effectuating such transaction shall be treated as a plan of reorganization, as contemplated by Treasury Regulations Section 1.368-1(c). The stock of Staffing will be deemed distributed in exchange for the stock of the Merging Entity as provided for by Treasury Regulations Section 1.368-2(m)(i).

2.5 PARTIES IN INTEREST. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto, any rights or remedies of any nature whatsoever under or by reason of this Agreement.

2.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement, and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by an officer of such party duly authorized, all as of the date set forth above.

STAFFING 360 SOLUTIONS, INC., a Delaware corporation

By:
Name:
Title:

STAFFING 360 SOLUTIONS, INC., a Nevada corporation

By:
Name:
Title:

APPENDIX B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

STAFFING 360 SOLUTIONS, INC.

STAFFING 360 SOLUTIONS, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Staffing 360 Solutions, Inc. and the original Certificate of Incorporation of the Corporation was filed on October 12, 2016.

2. This Amended and Restated Certificate of Incorporation, (the “Certificate”) was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the vote of its stockholders in accordance with Section 212 of the General Corporation Law of the State of Delaware, and is to become effective as of 5:00 p.m. Eastern Time on             , 2017.

FIRST. Name. The name of the Corporation is Staffing 360 Solutions, Inc.

SECOND. Registered Office; Registered Agent. The Corporation’s registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH. Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 60,000,000 shares, consisting of: (x) 40,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”), and (y) 20,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided.

(a) Common Stock. Except as may otherwise be provided in this Certificate of Incorporation, in a Preferred Stock Designation (as hereinafter defined), or as required by law, the holders of outstanding shares of Common Stock shall have the right to vote on all questions to the exclusion of all other stockholders, each holder of record of Common Stock being entitled to one vote for each share of Common Stock standing in the name of the stockholder on the books of the Corporation.

(b) Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) (or any committee to which it may duly delegate the authority granted in this FOURTH) is hereby empowered to authorize the issuance from time to time of shares of Preferred Stock in one or more series, for such consideration and for such corporate purposes as the Board of Directors (or such committee thereof) may from time to time determine, and by filing a certificate (hereinafter referred to as a “Preferred Stock Designation”) pursuant to applicable law of the State of Delaware as it presently exists or may hereafter be amended to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof to the fullest extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware, including, without limitation, voting rights (if any), dividend rights, dissolution rights, conversion rights, exchange rights and redemption rights thereof, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors (or such committee thereof) providing for the issuance of such series of Preferred Stock. The authority of the Board of Directors (or such committee thereof) with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i) the designation of the series, which may be by distinguishing number, letter or title;

(ii) the number of shares of the series, which number the Board of Directors (or such committee thereof) may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) the amounts payable on and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) the dates on which dividends, if any, shall be payable;

(v) the redemption rights and price or prices, if any, for shares of the series;

(vi) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) restrictions on the issuance of shares of the same series or of any other class or series; and

(x) the voting rights, if any, of the holders of shares of the series.

(c) Series A Preferred Stock

(i) Designation and Amount. The shares of such series shall have a par value of $0.00001 per share and shall be designated as “Series A Preferred Stock” and the number of shares constituting the Series A Preferred Stock shall be 1,663,008 shares. The Series A Preferred Stock shall have a stated value of $1.00 per share (the “Stated Value”).

(ii) Dividends.

(A) Payment of Dividends. The holders of the Series A Preferred Stock (each a “Series A Holder” and collectively, the “Series A Holders”) will be entitled to receive cash dividends (the “Dividend”) at the rate of twelve percent (12%) of the Stated Value per annum, payable monthly in cash, prior to and in preference to any declaration or payment of any dividend on the Common Stock of the Company.

(B) So long as any shares of Series A Preferred Stock are outstanding; the Corporation shall not declare, pay or set apart for payment any dividend on any shares of Common Stock or classes and series of preferred securities of the Corporation which by their terms do not rank senior to the Series A Preferred Stock (“Junior Stock”) (other than dividends payable in additional shares of Junior Stock), unless at the time of such dividend the Corporation shall have paid all accrued and unpaid dividends on the outstanding shares of Series A Preferred Stock.

(iii) Redemption: Mandatory and Optional Conversion.

(A) Redemption. Commencing on December 31st, 2018 (the “Redemption Date”), the Corporation shall redeem all of the shares of Series A Preferred Stock (a “Redemption”) of each Series A Holder, for cash or for shares of Common Stock in the Corporation’s sole discretion. The redemption price paid to each Series A Holder shall be equal to the Stated Value for each share of Series A Preferred Stock, multiplied by the number of shares of Series A Preferred Stock held by such Series A Holder, less the aggregate amount of Dividends paid to such Series A Holder through the Redemption Date (the “Redemption Purchase Price”). On the Redemption Date, the Corporation shall confirm the number of shares of Series A Preferred Stock held by each Series A Holder in accordance with the following:

Name of Series A Holder	Number of Shares of Series A Preferred Stock Held
Matthew Briand	623,628
Brendan Flood	1,039,380

(B) Payment in Common Stock.

(1) If the Redemption Purchase Price is paid in shares of Common Stock, Holders shall initially receive thirteen one-hundredths (0.13) shares of Common Stock for each $1.00 of the Redemption Purchase Price.

(2) Upon the date the Redemption Purchase Price is paid, the Series A Preferred Stock shall be deemed cancelled.

(C) Transfer of Preferred Stock. The Series A Holder shall not, directly or indirectly, sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (each a “Transfer”) the Series A Preferred Stock, in whole or in part, or any right, title or interest herein or hereto, except to the estate of the Series A Holder upon death or to the administrator of the Series A Holder upon complete disability arid in accordance with the provisions of this Certificate. Any attempt to Transfer the Series A Preferred Stock or any rights hereunder in violation of the preceding sentence shall be null and void ab initio and the Corporation shall not register any such Transfer. Upon the Transfer of the Series A Preferred Stock, in whole or in part, through the use of an assignment form in a form reasonably satisfactory to the Corporation, and in accordance with applicable law or regulation, and the payment by the Series A Holder of funds sufficient to pay any transfer tax, the Corporation shall issue and register the Series A Preferred Stock in the name of the estate or administrator of the Series A Holder. Notwithstanding any other provision of this Certificate, no Transfer may be made pursuant to this Article FOURTH (c)(iii)(C) unless (a) the Transfer complies in all respects with the applicable provisions of this Certificate and (b) the Transfer complies in all respects with applicable federal and state securities laws, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

(D) Covenants. Restrictive Legend. Each certificate evidencing shares of Common Stock issued to the Series A Holder following the redemption of the Series A Preferred Stock shall bear the following restrictive legend or a similar legend until such time as the transfer of such security is not restricted under the federal securities laws:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

(E) Adjustment of Redemption Price if Paid in Shares of Common Stock. The number of shares of Common Stock issuable upon the redemption of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

(1)        . If the Corporation shall at any time after the effective date of this Certificate (a) subdivide the outstanding Common Stock, (b) combine the outstanding Common Stock into a smaller number of shares, or (c) declare a dividend or otherwise distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Corporation in connection with a consolidation or merger in which the Corporation is the continuing company) evidences of its indebtedness, or assets, or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock, then, in each case, the number of shares of Common Stock issuable upon the redemption of the Series A Preferred Stock shall be proportionately adjusted so that the Series A Holder after such time shall be entitled to receive the aggregate number and kind of shares, evidences, rights, options, warrants or securities which, if the Series A Preferred Stock had been redeemed immediately prior to such time, the Series A Holder would have owned upon such redemption and been entitled to receive by virtue of such dividend, subdivision, combination, or distribution.

(2) Change in Conversion Shares upon Consolidations and Mergers in Which the Corporation Is Not the Surviving Company and upon Certain Sales Leases, and Conveyances. In case of any consolidation with or merger of the Corporation with or into another corporation or other entity (other than a merger or consolidation in which the Corporation is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation or entity of the property and assets of any nature of the Corporation as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as “Reorganizations”) there shall thereafter be deliverable upon redemption of the Series A Preferred Stock (in lieu of the number of shares of Common Stock theretofore deliverable) the kind and amount of shares of stock or other securities or property receivable upon such Reorganization by a holder of the number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the redemption of the Series A Preferred Stock for which the Series A Preferred Stock might have been redeemed immediately prior to such Reorganization. The Corporation shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor corporation, or if the Corporation shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Series A Holder such shares of stock, securities, cash or other property as the Series A Holder shall be entitled to upon a conversion of the Series A Preferred Stock in accordance with the foregoing provisions.

(3) Change in Shares upon Certain Reclassifications, Consolidations, and Mergers. In case of any reclassification or change of the Common Stock (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination of the outstanding shares of Common Stock, but including any change of the shares of Common Stock into two or more classes or series of shares), or in case of any consolidation or merger of another corporation or entity into the Corporation in which the Corporation is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination of the outstanding shares of Common Stock, but including any change of the shares into two or more classes or series of shares), the Series A Holder shall have the right thereafter to receive upon redemption of the Series A Preferred Stock solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock equal to the number of shares of Common Stock for which the Series A Preferred Stock might have been redeemed immediately prior to such reclassification, change, consolidation, or merger.

(4) Other Events. If any event occurs of the type contemplated by the provisions of this Article FOURTH (c)(iii)(E) but not expressly provided for by such provisions (including, without limitation, the granting to stockholders of the Corporation as a whole of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors will make an appropriate adjustment in the Redemption Price so as to protect the rights of the Series A Holder under this Certificate.

(5) No Impairment. The Corporation will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

(6) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, or in any rights, options or warrants to subscribe for or to purchase Common Stock (such rights or options or warrants being herein called “Options”) or in any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called “Convertible Securities”) or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(7) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the redemption of the Series A Preferred Stock in any manner which interferes with the timely redemption of the Series A Preferred Stock into shares of Common Stock.

(F) Optional Conversion. At any time prior to the Redemption Date, each Series A Holder may elect to convert the shares of Series A Preferred Stock held by such Series A Holder into shares of Common Stock (“Series A Conversion”). Upon any Series A Conversion, a Series A Holder shall receive thirteen one-hundredths (0.13) shares of Common Stock for every one share of Series A Preferred Stock that the Series A Holder elects to convert.

(G) Acceleration of Redemption Upon Change in Control. Notwithstanding the foregoing, upon the consummation of any transaction resulting in a Change of Control of the Corporation, the Series A Holders shall have the right to declare the Redemption Purchase Price due and payable immediately. A “Change of Control” means a consolidation or merger of the Corporation with or into another company or entity in which the Corporation is not the surviving entity or the sale of all or substantially all of the assets of the Corporation to another company or entity not controlled by the then existing stockholders of the Corporation in a transaction or series of transactions.

(H) Acceleration of Redemption Upon Termination of Employment. In the event of the termination by the Corporation of the employment of a Series A Holder without cause, the Series A Holder shall have the right to declare the Redemption Purchase Price due and payable immediately.

(iv) Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, the Series A Holders shall be entitled to receive out of the assets of the Corporation legally available for distribution, prior to and in preference to distributions to the holders of Common Stock or Junior Stock, and either in preference to or pari passu with the holders of any other series of preferred stock that may be issued in the future that is expressly made senior or pari passu, as the case may be, an amount equal to the Stated Value of the Series A Preferred Stock less any dividends previously paid out on the Series A Preferred Stock. The remaining Assets of the Corporation shall be distributed to the holders of the outstanding equity securities of the Corporation in accordance with their liquidation rights.

(v) Voting Rights. Except as otherwise required by law, the Series A Preferred Stock shall have no voting rights.

(vi) Stock Register. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series A Preferred Stock, which will be prima facie indicia of ownership of all outstanding shares of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation, at the request of the record Series A Holder of such certificate, will execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Series A Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

(d) Series D Preferred Stock.

(i) Designation and Amount. A series of Preferred Stock is hereby designated as the Corporation’s Series D Redeemable Convertible Preferred Stock, par value of $0.00001 per share (the “Series D Preferred Stock”), the number of shares of which so designated are 5,000 shares of Series D Preferred Stock; which Series D Preferred Stock will not be subject to increase without any consent of the holders of the Series D Preferred Stock (each a “Series D Holder” and collectively, the “Series D Holders”) that may be required by applicable law.

(ii) Ranking and Voting.

(A) Ranking. The Series D Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (1) senior to the Corporation’s Common Stock; (2) senior, pari passu or junior with respect to any other series of Preferred Stock, as set forth in this Certificate of Incorporation or any Certificate of Designations of Preferences, Powers, Rights and Limitations with respect to such Preferred Stock (“Certificates of Designation”); and (3) junior to all existing and future indebtedness of the Corporation. Without the prior written consent of the Series D Holders of a majority of the outstanding shares of Series D Preferred Stock (voting separately as a single class), the Corporation may not issue any additional shares of Series D Preferred Stock, or any other Preferred Stock that is pari passu or senior to the Series D Preferred Stock with respect to any rights for a period of 6 months after the Issuance Date.

(B) Voting. Except as required by applicable law or as set forth herein, the Series D Holders will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors except: (1) during a period where a dividend (or part of a dividend) is in arrears; (2) on a proposal to reduce the Company’s share capital; (3) on a resolution to approve the terms of a buy-back agreement; (4) on a proposal to wind up the Company; (5) on a proposal for the disposal of all or substantially all the Company’s property, business and undertaking; and (6) during the winding-up of the entity.

(iii) In-Kind Accrual.

(A) Commencing on the date of issuance of any such shares of Series D Preferred Stock (each respectively an “Issuance Date”), each outstanding share of Series D Preferred Stock will accrue a cumulative in-kind payment accrual (“In-Kind Accrual”), at a rate equal to 6.50% per annum, subject to adjustment as provided in the Certificate of Designations (“Accrual Rate”), of the Face Value (as defined below). In-Kind Accrual will be payable with respect to any shares of Series D Preferred Stock upon any of the following: (1) upon redemption of such shares in accordance with Article FOURTH(d)(vi); (2) upon conversion of such shares in accordance with Article FOURTH(d)(vii); and (3) when, as and if otherwise declared by the board of directors of the Corporation.

(B) In-Kind Accrual, as well as any applicable Conversion Premium payable hereunder, will be paid: (1) in the Corporation’s sole and absolute discretion, immediately in cash; or (2) if Corporation notifies the Series D Holder it will not pay all or any portion in cash, or to the extent cash is not paid and received as soon as practicable, and in any event within 3 Trading Days after the Notice Time for any reason whatsoever, in shares of Common Stock valued at (A) if there has never been a Trigger Event, (i) 90.0% of the average of the 5 lowest individual daily volume weighted average prices of the Common Stock on the Trading Market during the applicable Measurement Period, which may be non-consecutive, less $0.05 per share of Common Stock, not to exceed 100% of the lowest sales price on the last day of such Measurement Period less $0.05 per share of Common Stock (B) following any Trigger Event, (i) 80.0% of the lowest daily volume weighted average price during any Measurement Period for any conversion by the Series D Holder, less $0.10 per share of Common Stock, not to exceed (ii) 80.0% of the lowest sales price on the last day of any Measurement Period, less $0.10 per share of Common Stock. In no event will the value of Common Stock pursuant to the foregoing be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Certificate will be paid by wire transfer of immediately available funds to an account designated by the Series D Holder.

(C) So long as any shares of Series D Preferred Stock are outstanding, the Company will not repurchase shares of Common Stock other than as payment of the exercise or conversion price of a convertible security or payment of withholding tax, and no dividend or other distributions will be paid, declared or set apart with respect to any Common Stock, except for Purchase Rights.

(iv) Protective Provision.

(A) So long as any shares of Series D Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the holders of a majority of the shares of the Series D Preferred Stock then outstanding (voting separately as one class), (1) alter or change adversely the powers, preferences or rights given to the Series D Preferred Stock or alter or amend this Article FOURTH(d), (2) authorize or create any class of stock ranking as to distribution of dividend senior to the Series D Preferred Stock, (3) amend its certificate of incorporation or other Charter documents in breach of any of the provisions hereof, (4) increase the authorized number of shares of Series D Preferred Stock or (5) enter into any agreement with respect to the foregoing.

(B) A “Deemed Liquidation Event” will mean: (1) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; (2) the Corporation issues securities that are senior to the Series D Preferred Stock in any respect; (3) the Series D Holder does not receive the number of Conversion Shares stated in a Conversion Notice with 5 Trading Days of the Notice Time; (4) trading of the Common Stock is halted or suspended by the Trading Market or any U.S. governmental agency for 5 or more consecutive trading days; (5) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

(C) The Corporation will not have the power to close or effect a voluntary Deemed Liquidation Event unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Article FOURTH(d)(vi), and the required amount is paid to the Series D Holder prior to or upon closing, effectuation or occurrence of the Deemed Liquidation Event.

(v) Liquidation.

(A) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, pari passu with any distribution or payment made to the holders of Preferred Stock and Common Stock by reason of their ownership thereof, the Series D Holders will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series D Preferred Stock equal to $10,000.00 (“Face Value”), plus an amount equal to any accrued but unpaid In-Kind Accrual thereon (collectively with the Face Value, the “Liquidation Value”). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series D Preferred Stock are not paid in full, the Series D Holders will share equally and ratably with the holders of shares of Preferred Stock and Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid In-Kind Accrual, if any, to which each such holder is entitled.

(B) If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Series D Holders, then the assets distributable to the Series D Holders will be distributed among the Series D Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

(vi) Redemption.

(A) Corporation’s Redemption Option. On the Dividend Maturity Date, the Corporation may redeem any or all shares of Series D Preferred Stock by paying each Series D Holder in cash an amount per share equal to 100% of the Liquidation Value for the shares redeemed.

(B) Early Redemption. Prior to the Dividend Maturity Date, provided that no Trigger Event has occurred, the Corporation will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of the shares of Series D Preferred Stock then outstanding by paying the Series D Holder in cash an amount per share of Series D Preferred Stock (the “Early Redemption Price”) equal to the sum of the following: (1) 100% of the Face Value, plus (2) the Conversion Premium, minus (3) any In-Kind Accrual that have been paid, for each share of Series D Preferred Stock redeemed.

(C) Credit Risk Adjustment.

(1) The Accrual Rate will adjust downward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level, down to a minimum of 0.0%.

(2) The Accrual Rate will adjust upward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric falls below the Minimum Triggering Level, up to a maximum of 24.95%. In addition, the Accrual Rate will adjust upward by 10.0% following the occurrence of any Trigger Event.

(3) The adjusted Accrual Rate used for calculation of the Liquidation Value, Conversion Premium, Early Redemption Price and Dividend, as applicable, and the amount of In-Kind Accrual owed will be calculated and determined based upon the Measuring Metric at close of the Trading Market immediately prior to the Notice Time.

(D) Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or upon closing or occurrence of any Deemed Liquidation Event, the Corporation will prior to or concurrently with the closing, effectuation or occurrence any such action, redeem the Series D Preferred Stock for cash, by wire transfer of immediately available funds to an account designated by the Series D Holder, at the Early Redemption Price set forth in Article FOURTH(c)(d)(vi)(B) if the event is prior to the Dividend Maturity Date, or at the Liquidation Value if the event is on or after the Dividend Maturity Date.

(E) Mechanics of Redemption. In order to redeem any of the Series D Holders’ Series D Preferred Stock then outstanding, the Corporation must deliver written notice (each, a “Redemption Notice”) to each Series D Holder setting forth (1) the number of shares of Series D Preferred Stock that the Corporation is redeeming, (2) the applicable Accrual Rate, Liquidation Value and Early Redemption Price, and (3) the calculation of the amount paid. Upon receipt of payment in cash, each Series D Holder will promptly submit to the Corporation such Series D Holder’s Series D Preferred Stock certificates. In connection with a mandatory redemption, the notice will be delivered as soon as the number of shares can be determined, and in all other instances at least 30 Trading Days prior to payment. For the avoidance of doubt, the delivery of a Redemption Notice shall not affect the Series D Holder’s rights under Article FOURTH(d)(vii) until after receipt of cash payment by the Series D Holder.

(vii) Conversion.

(A) Mechanics of Conversion.

(1) One or more shares of the Series D Preferred Stock may be converted, in part or in whole, into shares of Common Stock, at any time or times after the Issuance Date, in the sole and absolute discretion of the Series D Holder or, subject to the terms and conditions hereof, the Corporation; (a) if at the option of the Series D Holder, by delivery of one or more written notices to the Corporation or its transfer agent (each, a “Holder Conversion Notice”), of the Series D Holder’s election to convert any or all of its Series D Preferred Stock; or (b) if at the option of the Corporation, if the Equity Conditions are met, delivery of written notice to the Series D Holder (each, a “Corporation Conversion Notice,” with the Holder Conversion Notice, each a “Conversion Notice,” and with the Redemption Notice, each an “Initial Notice”), of the Corporation’s election to convert the Series D Preferred Stock.

(2) Each Delivery Notice will set forth the number of shares of Series D Preferred Stock being converted, the minimum number of Conversion Shares and the amount of In-Kind Accrual and any applicable Conversion Premium due as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

(3) If the Corporation notifies the Series D Holder by 10:00 a.m. Eastern time on the Trading Day after the Notice Time that it is paying all or any portion of In-Kind Accrual or Conversion Premium, and actually pays in cash by the next Trading Day, time being of the essence, the full amount of In-Kind Accrual and Conversion Premium stated in the Delivery Notice, no further amount will be due with respect thereto.

(4) As soon as practicable, and in any event within one (1) Trading Day of the Notice Time, time being of the essence, the Corporation will do all of the following: (a) transmit the Delivery Notice by facsimile or electronic mail to the Series D Holder, and to the Corporation’s transfer agent (the “Transfer Agent”) with instructions to comply with the Delivery Notice and deliver the number of Conversion Shares stated in the Delivery Notice; (b) either (i) if the Corporation is approved through The Depository Trust Corporation (“DTC”), authorize and instruct the credit by the Transfer Agent the aggregate number of Conversion Shares set forth in the Delivery Notice, to the Series D Holder’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (ii) only if the Corporation is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate bearing no restrictive legend, registered in the name of the Series D Holder or its designee, for the number of Conversion Shares to which the Series D Holder is then entitled, as set forth in the Delivery Notice; and (c) if it contends that the Delivery Notice is in any way incorrect, a through explanation of why and its own calculation, or the Delivery Notice will conclusively be deemed correct for all purposes. The Corporation will at all times diligently take or cause to be taken all actions reasonably necessary to cause the Conversion Shares to be issued as soon as practicable.

(5) If during the Measurement Period the Series D Holder is entitled to receive additional Conversion Shares with regard to an Initial Notice, the Series D Holder may at any time deliver one or more additional written notices to the Corporation or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

(6) If the Corporation for any reason does not issue or cause to be issued to the Series D Holder within 3 Trading Days after the date of a Delivery Notice, the number of

Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Series D Holder, as liquidated damages and not as a penalty, the Corporation will pay in cash to the Series D Holder on each day after such 3rd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (a) the aggregate number of Conversion Shares not issued to the Series D Holder on a timely basis and to which the Series D Holder is entitled and (b) the highest Closing Price of the Common Stock between the date on which the Corporation should have issued such shares to the Series D Holder and the actual date of receipt of Conversion Shares by the Series D Holder. It is intended that the foregoing will serve to reasonably compensate the Series D Holder for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for the Series D Holder to prove.

(7) Notwithstanding any other provision: all of the requirements of Article FOURTH(d)(vi) and this Article FOURTH(d)(vii) are each independent covenants; the Corporation’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Corporation’s obligations under these sections; and under no circumstances may the Corporation seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to the Series D Holder.

(8) If for any reason whatsoever the Series D Holder does not timely receive the number of Conversion Shares stated in any Delivery Notice, the Series D Holder will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Corporation and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by the Series D Holder, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Corporation may not seek to stay or appeal.

(9) No fractional shares of Common Stock are to be issued upon conversion of Series D Preferred Stock, but rather the Corporation will issue to the Series D Holder scrip or warrants registered on the books of the Corporation (certificated or uncertificated) which will entitle the Series D Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. The Series D Holder will not be required to deliver the original certificates for the Series D Preferred Stock in order to effect a conversion hereunder. The Corporation will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

(B) The Series D Holder Conversion. In the event of a conversion of any Series D Preferred Stock pursuant to a Holder Conversion Notice, the Corporation will (1) satisfy the payment of In-Kind Accrual and Conversion Premium as provided in Article FOURTH(d)(iii), and (2) issue to the holder of such Series D Preferred Stock a number of Conversion Shares equal to (a) the Face Value multiplied by (b) the number of such Series D Preferred Stock subject to the Holder Conversion Notice divided by (c) the applicable Conversion Price with respect to such Series D Preferred Stock; all in accordance with the procedures set forth in Article FOURTH(d)(vii)(A).

(C) Corporation Conversion. The Corporation will have the right to send the Series D Holder a Corporation Conversion Notice at any time in its sole and absolute discretion, if the Equity Conditions are met as of the time such Corporation Conversion Notice is given. Upon any conversion of any Series D Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation will on the date of such notice (1) satisfy the payment of In-Kind Accrual and Conversion Premium as provided in Article FOURTH(d)(iii), and (2) issue to the holder of such Series D Preferred Stock a number of Conversion Shares equal to (a) the Face Value multiplied by (b) the number of such Series D Preferred Stock subject to the Holder Conversion Notice divided by (c) the applicable Conversion Price with respect to such Series D Preferred Stock; all in accordance with the procedures set forth in Article FOURTH(d)(vii)(A) .

(D) Stock Splits. If the Corporation at any time on or after the effective date of this Certificate subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Corporation at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

(E) Rights. In addition to any adjustments pursuant to Article FOURTH(d)(iv)(D) , if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Series D Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Series D Holder could have acquired if the Series D Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by the Series D Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(F) Notices. The Series D Holders are entitled to the same rights as the holders of Common Stock with respect to rights to receive notices, reports and audited accounts from the Company and with respect to attending stockholder meetings.

(G) Definitions. The following terms will have the following meanings:

(1) “Adjustment Factor” means $0.10 per share of Common Stock.

(2) “Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m. Eastern time, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

(3) “Conversion Premium” for each share of Series D Preferred Stock means the Face Value, multiplied by the product of (i) the applicable Accrual Rate, and (ii) the number of whole years between the Issuance Date and the Dividend Maturity Date.

(4) “Conversion Price” means a price per share of Common Stock equal to $2.50 per share of Common Stock, subject to adjustment as otherwise provided herein.

(5) “Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of Series D Preferred Stock.

(6) “Dividend Maturity Date” means the date that is 6.5 years after the Issuance Date.

(7) “Equity Conditions” means on each day during the Measurement Period, (a) the Common Stock is not under chill or freeze from DTC, the Common Stock is designated for trading on OTCQB or higher market and shall not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (b) the Corporation has delivered Conversion Shares upon all conversions or redemptions of the Series D Preferred Stock in accordance with their terms to the Series D Holder on a timely basis; (c) the Corporation will have no knowledge of any fact that would cause both of the following (i) a registration statement not to be effective and available for the resale of all Conversion Shares, and (ii) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Series D Preferred Stock without restriction; (d) there has been a minimum of $5 million, or 10 times the Face Value of Preferred Share being converted, whichever is lower; in aggregate trading volume since the most recent Issuance Date; (e) all shares of Common Stock to which the Series D Holder is entitled have been timely received into the Series D Holder’s designated account in electronic form fully cleared for trading; (f) the Corporation otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document; (g) the Measuring Metric is at least $1.00; and (h) no Trigger Event shall have occurred.

(8) “Measurement Period” means the period beginning, if no Trigger Event has occurred the later of June 24, 2016 and 30 Trading Days before the Notice Date, and if a Trigger Event has occurred 60 Trading Days before the Notice Date, and ending, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, after the number of Conversion Shares stated in the initial Notice have actually been received into the Series D Holder’s designated brokerage account in electronic form and fully cleared for trading; provided that for each day during the Measurement Period on which less than all of the conditions set forth in Article FOURTH(d)(vii)(F) exist, 1 Trading Day will be added to what otherwise would have been the end of the Measurement Period.

(9) “Measuring Metric” means the volume weighted average price of the Common Stock on any Trading Day following the Issuance Date of the Series D Preferred Stock.

(10) “Maximum Triggering Level” means $3.00 per share of Common Stock.

(11) “Minimum Triggering Level” means $2.00 per share of Common Stock.

(12) “Spread Adjustment” means 150 basis points.

(13) “Stock Purchase Agreement” means the Stock Purchase Agreement or other agreement pursuant to which any share of Series D Preferred Stock is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

(14) “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

(15) “Trading Market” means or whatever is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

(H) Issuance Limitation. Notwithstanding any other provision, at no time may the Corporation issue shares of Common Stock to the Series D Holder which, when aggregated with all other shares of Common Stock then deemed beneficially owned by the Series D Holder, would result in the Series D Holder owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that the Series D Holder may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Corporation. No provision of this paragraph may be waived by the Series D Holder or the Corporation.

(I) Conversion at Maturity. On the Dividend Maturity Date, all remaining outstanding Series D Preferred Stock will automatically be converted into shares of Common Stock.

(viii) Trigger Event.

(A) Any occurrence of any one or more of the following shall constitute a “Trigger Event”:

(1) The Series D Holder does not timely receive the number of Conversion Shares stated in any Conversion Notice for any reason whatsoever, time being of the essence, including without limitation the issuance of restricted shares;

(2) Any violation of or failure to timely perform any covenant or provision of this Article FOURTH (d), the Stock Purchase Agreement, or any Transaction Document, related to payment of cash, registration or delivery of Conversion Shares, time being of the essence;

(3) Any violation of or failure to perform any covenant or provision of this Article FOURTH (d), the Stock Purchase Agreement, or any Transaction Document, which in the case of a default that is curable, is not related to payment of cash, registration or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

(4) Any representation or warranty made in the Stock Purchase Agreement or any Transaction Document shall be untrue or incorrect in any respect as of the date when made or deemed made;

(5) The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Corporation or any subsidiary is obligated, including without limitation of an aggregate of at least $1,000,000 of indebtedness;

(6) While any Registration Statement is required to be maintained effective, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to the Series D Holder sale of all Conversion Shares for any 5 or more Trading Days, which may be non-consecutive;

(7) The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market, or any notice to or from the Trading Market that the Company does not meet the listing requirements for the Trading Market;

(8) The Corporation notifies the Series D Holder, including without limitation, by way of public announcement or through any of its attorneys, agents or representatives, of its intention not to comply, as required, with a Conversion Notice at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from the Series D Holder;

(9) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any subsidiary and, if instituted against the Corporation or any subsidiary by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

(10) The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Corporation or any subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Corporation or any Subsidiary in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

(11) A final judgment or judgments for the payment of money aggregating in excess of $ 1,000,000 are rendered against the Corporation or any of its subsidiaries and are not stayed or satisfied within 30 days of entry;

(12) The Corporation does not for any reason timely comply with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all reports and required filings;

(13) Any regulatory, administrative or enforcement proceeding is initiated against Corporation or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents); or

(14) Any material provision of this Article FOURTH (d) shall at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Corporation or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Corporation or any subsidiary denies that it has any liability or obligation purported to be created under this Article FOURTH (d).

(B) It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate the Series D Holder for the consequences and increased risk following a Trigger Event, and not as a penalty or punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for the Series D Holder to prove.

(ix) Stock Register. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series D Preferred Stock, which will be prima facie indicia of ownership of all outstanding shares of Series D Preferred Stock. Upon the surrender of any certificate representing Series D Preferred Stock at such place, the Corporation, at the request of the record Series D Holder of such certificate, will execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Series D Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

FIFTH. Management of Corporation. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

(a) The precise number of directors shall be fixed and may be altered from time to time only by resolution of the Board of Directors of the Corporation. No decrease in the number of directors shall shorten the term of any incumbent director.

(b) From the date of the effectiveness of this Certificate, the members of the Board of Directors (other than: (i) those directors elected by the holders of any series of Preferred stock provided for or fixed pursuant to the provisions of Article FOURTH hereof, if any (the “Preferred Stock Directors”); and (ii) the Non-Classified Directors as defined below), shall be divided into three classes, designated Class I, Class II and Non-Classified. Class II directors shall initially serve until the annual meeting of stockholders occurring in the 2018, and Class I directors shall initially serve until the annual meeting of stockholders occurring in 2019. Commencing with the annual meeting of stockholders in 2018, Class I or Class II directors whose term shall then be expiring, shall be elected to hold office for a two-year term and until such directors’ respective successors shall be duly elected and qualified. Each member of the Board of Directors who is not assigned to either Class I or Class II (other than any Preferred Stock Directors), including such member’s respective successors shall be designated “Non-Classified Directors”, and shall, at each annual meeting of stockholders, be elected to serve for a term of one year and until such director’s successor shall be duly elected and qualified.

(c) Upon the effectiveness of this Certificate, any director who is assigned to Class I or Class II may be removed from office at any time, but only for cause by the affirmative vote of at least a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Non-classified Directors may be removed from office at any time, for or without cause by the affirmative vote of at least a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting as a single class.

(d) Except for directors, if any, elected by the holders of any series of preferred stock as provided for or fixed pursuant to any other provision hereof, if any, vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen subject to the election and disqualification of a successor and to such director’s earlier death, resignation or removal.

(e) Subject to this Article Fifth, the election of directors may be conducted in any manner approved by the officer of the Corporation presiding at a meeting of the stockholders or the directors, as the case may be, at the time when the election is held and need not be by written ballot.

(f) All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Certificate of Incorporation or by the Corporation’s by-laws (the “By-Laws”) shall be vested in and exercised by the Board of Directors.

(g) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation.

(h) To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of the State of Delaware is amended after the date of the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time. Any amendment or repeal of this clause (h) of this Article Fifth shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

(i) To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, the Corporation shall indemnify and advance expenses to the directors of the Corporation, provided that, except as otherwise provided in the By-Laws of the Corporation, the Corporation shall not be obligated to indemnify or advance expenses to a director of the Corporation in respect of an action, suit or proceeding (or part thereof) instituted by such director, unless such action, suit or proceeding (or part thereof) has been authorized by the Board of Directors. The rights provided by this clause (i) of this Article Fifth shall not limit or exclude any rights, indemnities or limitations of liability to which any director of the Corporation may be entitled, whether as a matter of law, under the By-Laws of the Corporation, by agreement, vote of the stockholders, approval of the directors of the Corporation or otherwise. Any amendment or repeal of this clause (i) of this Article Fifth shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal.

SIXTH. Stockholder Action by Written Consent; Stockholder Nominations and Proposals. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken only upon the vote of the stockholders at an annual or special meeting duly called and may not be taken by written consent of the stockholders. The By-Laws may establish procedures, in addition to those specified in Article Seventh, regulating the submission by stockholders of nominations and proposals for consideration at meetings of stockholders of the Corporation.

SEVENTH. Special Meetings. Subject to the terms of any class or series of Preferred Stock and except as required by law, special meetings of the stockholders of the Corporation may be called only by: (i) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption); (ii) the Chairman of the Board; or (iii) the President; and shall be held at such place, if any, and on such date, and at such time as they shall fix.

EIGHTH. Section 203 of the General Corporation Law. The Corporation elects to be governed by Section 203 of the General Corporation Law of the State of Delaware.

NINTH. Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the General Corporation Law of the State of Delaware or this Certificate of Incorporation or the By-Laws (as either may be amended from time to time), or (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware). Any person or entity purchasing or otherwise acquiring any interests in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Ninth.

TENTH. Amendment. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware as they presently exist or may be amended, the Corporation may from time to time alter, amend, repeal or adopt, in whole or in part, any provisions of this Certificate of Incorporation.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Certificate of the Corporation on the      day of             , 2017.

STAFFING 360 SOLUTIONS, INC.

By:
Name:
Title:

APPENDIX C

STAFFING 360 SOLUTIONS, INC.

BY-LAWS

Effective as of              , 2017

ARTICLE I

STOCKHOLDERS

Section 1.01. Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors (each, a “Director”) to succeed Directors whose terms expire and for the transaction of such other business as properly may come before such meeting shall be held each year, either within or without the State of Delaware, at such place, if any, and on such date and at such time, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting, unless, subject to Section 1.11 of these By-Laws and the Certificate of Incorporation of the Corporation, the stockholders have acted by vote of the stockholders to elect Directors as permitted by the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

Section 1.02. Special Meetings. Special meetings of the stockholders for any purpose may be called at any time only by or at the direction of (i) the Board of Directors pursuant to a resolution adopted by a majority of the total number of Directors then in office, (ii) the Executive Chairman or (iii) the President. Any special meeting of the stockholders shall be held at such place, if any, within or without the State of Delaware, and on such date and at such time, as shall be specified in such resolution. The stockholders of the Corporation do not have the power to call a special meeting.

Section 1.03. Participation in Meetings by Remote Communication. The Board of Directors, acting in its sole discretion, may establish guidelines and procedures in accordance with applicable provisions of the DGCL and any other applicable law for the participation by stockholders and proxyholders in a meeting of stockholders by means of remote communications, and may determine that any meeting of stockholders will not be held at any place but will be held solely by means of remote communication. Stockholders and proxyholders complying with such procedures and guidelines and otherwise entitled to vote at a meeting of stockholders shall be deemed present in person and entitled to vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication.

Section 1.04. Notice of Meetings; Waiver of Notice.

(a) The Secretary or any Assistant Secretary shall cause notice of each meeting of stockholders to be given in writing in a manner permitted by the DGCL not less than 10 nor more than 60 days prior to the meeting, to each stockholder of record entitled to vote at such meeting, subject to such exclusions as are then permitted by the DGCL. The notice shall specify (i) the place, if any, date and time of such meeting of the stockholders, (ii) the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, (iii) in the case of a special meeting, the purpose or purposes for which such meeting is called and (iv) such other information as may be required by law or as may be deemed appropriate by the Board of Directors, the Executive Chairman or the Secretary of the Corporation. If the stockholder list referred to in Section 1.07 of these By-Laws is made accessible on an electronic network, the notice of meeting must indicate how the stockholder list can be accessed. If a stockholder meeting is to be held solely by means of electronic communications, the notice of such meeting must provide the information required to access such stockholder list.

(b) A written waiver of notice of meeting signed by a stockholder or a waiver by electronic transmission by a stockholder, whether given before or after the meeting, is deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a waiver of notice. The attendance of any stockholder at a meeting of stockholders is a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business at the meeting on the ground that the meeting is not lawfully called or convened.

Section 1.05. Quorum. Except as otherwise required by law or by the Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting, provided, however, that where a separate vote by a class or series is required, the holders of a majority in voting power of all issued and outstanding stock of such class or series entitled to vote on such matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 1.08 of these By-laws until a quorum shall attend.

Section 1.06. Voting. Except as otherwise provided in the Certificate of Incorporation or by law, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each such share outstanding in his or her name on the books of the Corporation at the close of business on the record date for such vote. If no record date has been fixed for a meeting of stockholders, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote (unless otherwise provided by the Certificate of Incorporation or by law) for each such share of stock outstanding in his or her name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law, the Certificate of Incorporation, these By-Laws, the rules and regulations of any stock exchange applicable to the Corporation or pursuant to any other rule or regulation applicable to the Corporation or its stockholders, the vote of a majority of the shares entitled to vote at a meeting of stockholders on the subject matter in question represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting. The stockholders do not have the right to cumulate their votes for the election of Directors.

Section 1.07. Voting Lists. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare, at least 10 days before every meeting of the stockholders (and before any adjournment thereof for which a new record date has been set), a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. This list shall be open to the examination of any stockholder prior to and during the meeting for any purpose germane to the meeting in the manner required by the DGCL and other applicable law. The stock ledger shall be the only evidence as to who are the stockholders entitled by this section to examine the list required by this section or to vote in person or by proxy at any meeting of stockholders.

Section 1.08. Adjournment. Any meeting of stockholders may be adjourned from time to time, by the chairperson of the meeting or by the vote of a majority of the shares of stock present in person or represented by proxy at the meeting, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the place, if any, and date and time thereof (and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting) are announced at the meeting at which the adjournment is taken unless the adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting after the adjournment, in which case notice of the adjourned meeting in accordance with Section 1.04 of these By-Laws shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

Section 1.09. Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing an electronic transmission setting forth an authorization to act as proxy to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No proxy may be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy is revocable at the pleasure of the stockholder executing it unless the proxy states that it is irrevocable and applicable law makes it irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 1.10. Organization; Procedure; Inspection of Elections.

(a) At every meeting of stockholders the presiding officer shall be the Chairman of the Board or, in the event of his or her absence or disability, the President or, in the event of his or her absence or disability, a presiding officer chosen by resolution of the Board of Directors. The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as secretary of the meeting. The Board of Directors may make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to any such rules and regulations, the presiding officer of any meeting shall have the right and authority to prescribe rules, regulations and procedures for such meeting and to take all such actions as in the judgment of the presiding officer are appropriate for the proper conduct of such meetings. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter of business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(b) Preceding any meeting of the stockholders, the Board of Directors may, and when required by law shall, appoint one or more persons to act as inspectors of elections, and may designate one or more alternate inspectors. If no inspector or alternate so appointed by the Board of Directors is able to act, or if no inspector or alternate has been appointed and the appointment of an inspector is required by law, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. No Director or nominee for the office of Director shall be appointed as an inspector of elections. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall discharge their duties in accordance with the requirements of applicable law.

Section 1.11. Stockholder Action by Written Consent.

(a) To the fullest extent permitted by law and except as otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at an annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, are: (i) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (but not less than the minimum number of votes otherwise prescribed by law) and (ii) delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded within 60 days of the earliest dated consent so delivered to the Corporation.

(b) If a stockholder action by written consent is permitted under these By-Laws and the Certificate of Incorporation, and the Board of Directors has not fixed a record date for the purpose of determining the stockholders entitled to participate in such consent to be given, then: (i) if the DGCL does not require action by the Board of Directors prior to the proposed stockholder action, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation at any of the locations referred to in Section 1.11(a)(ii) of these By-Laws; and (ii) if the DGCL requires action by the Board of Directors prior to the proposed stockholder action, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. Every written consent to action without a meeting shall bear the date of signature of each stockholder who signs the consent, and shall be valid if timely delivered to the Corporation at any of the locations referred to in Section 1.11(a)(ii) of these By-Laws.

(c) The Secretary shall give prompt notice of the taking of an action without a meeting by less than unanimous written consent to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation in accordance with the DGCL.

Section 1.12. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders. (i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) as specified in the Corporation’s notice of the meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or a Committee appointed by the Board for such purpose, or (C) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures and other provisions set forth in this Section 1.12(a) as to such nominations or other business and who was a stockholder of record at the time of the giving of the stockholder’s notice required in this Section 1.12(a) to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the meeting. For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make nominations of persons for election to the Board of Directors or propose business to be considered (other than business properly brought under and in compliance with Rule 14a-8 (or any successor thereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s proxy statement that has been prepared to solicit proxies for such annual meeting) at an annual meeting of stockholders.

(ii) For any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to subclause (C) of Section 1.12(a)(i) of these By-Laws, (x) the stockholder must have given timely notice thereof in writing and in proper form to the Secretary of the Corporation, (y) the stockholder must provide to the Secretary of the Corporation any updates or supplements to such notice at the times and in the forms specified in this Section 1.12(a) and (z) any such proposed business other than nominations must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not fewer than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided that if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than 120 days prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. To be in proper form, a stockholder’s notice (whether given pursuant to this Section 1.12(a)(ii) or Section 1.12(b)) shall set forth:

(A) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a Director, (1) all information relating to such person that would be required to be disclosed in a proxy statement or any other filings required to be made in connection with solicitations of proxies for the election of such person as a Director in a contested election pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (2) such person’s written consent to serving as a Director if elected, (3) a description of all direct and indirect compensation and other material agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Proposing Person (as defined in Section 1.12(c)(vi)), any Associated Person (as defined in Section 1.12(c)(vii)) thereof, or any other person or persons (including their names) acting in concert therewith, on the one hand, and each proposed nominee or any of his or her respective “affiliates” and “associates” (each within the meaning of Rule 12b-2 under the Exchange Act), on the other hand, including all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act if the Proposing Person, Associated Person thereof, or any other person or persons acting in concert therewith were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (4) all information with respect to such person that would be required to be set forth in a stockholder’s notice pursuant to this Section 1.12 if such person (x) was a stockholder or beneficial owner on whose behalf the nomination was made and (y) was submitting a notice providing for the nomination of a person or persons for election as a Director or Directors of the Corporation in accordance with this Section 1.12 and (5) a signed statement from such person that, if elected as a Director, he or she would tender, promptly following his or her election, an irrevocable resignation effective upon such person’s failure to receive the required vote for reelection at the next meeting at which he or she would face reelection and upon acceptance of such resignation by the Board of Directors, in accordance with the policies and procedures adopted by the Nominating and Governance Committee for such purpose pursuant to Section 2.02 of these By-Laws and the Corporation’s Corporate Governance Guidelines;

(B) if the stockholder’s notice relates to any business other than the nomination of a Director or Directors that the stockholder proposes to bring before the meeting, (1) a brief description of the business desired to be brought before the meeting (including the text of any resolution proposed for consideration and if such business includes proposed amendments to the Certificate of Incorporation or By-Laws, the text of the proposed amendments), the reasons for conducting such business at the meeting and any material interest in such business of any Proposing Person or Associated Person thereof and (2) a description of all agreements, arrangements and understandings between any Proposing Person or Associated Person thereof and any other person or persons (including their names) in connection with the proposal of such business;

(C) as to each Proposing Person, (1) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books), (2) the class or series and number of shares of the Corporation which are, directly or indirectly, “beneficially owned” (within the meaning of Rule 13d-3 under the Exchange Act) (provided that a person shall in all events be deemed to beneficially own any shares of any class or series and number of shares of the Corporation as to which such person has a right to acquire beneficial ownership at any time in the future) and owned of record by such Proposing Person or any Associated Person thereof, (3) the class or series, if any, and number of options, warrants, puts, calls, convertible securities, stock appreciation rights or similar rights, commitments or obligations with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares or other securities of the Corporation or with a value derived in whole or in part from the value of any class or series of shares or other securities of the Corporation, whether or not such instrument, right, obligation or commitment shall be subject to settlement in the underlying class or series of shares or other securities of the Corporation (each, a “Derivative Instrument”) that are, directly or indirectly, beneficially owned by such Proposing Person or any Associated Person thereof, (4) a description of all agreements, arrangements, understandings or relationships, including any repurchase or similar so-called “stock borrowing” agreement or arrangement and any short interest, engaged in, directly or indirectly, by such Proposing Person or any Associated Person thereof, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of capital stock or other securities of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person or any Associated Person thereof with respect to any class or series of shares or other securities of the Corporation, or that provide, directly or indirectly, the opportunity to profit from any decrease in the price or value of any class or series of capital stock or other securities of the Corporation, (5) a description of any other direct or indirect opportunity for such Proposing Person or any Associated Person thereof to profit or share in any profit (including any performance-based fees) derived from any increase or decrease in the value of any class or series of shares or other securities of the Corporation, (6) a description of any proxy, contract, arrangement, understanding or relationship pursuant to which such Proposing Person or any Associated Person thereof has a right to vote any shares or other securities of the Corporation, (7) a description of any rights to dividends on the shares of the Corporation owned beneficially by such Proposing Person or any Associated Person thereof that are separated or separable from the underlying shares of the Corporation, (8) a description of any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proposing Person or any Associated Person thereof is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, if any, (9) a description of all agreements, arrangements and understandings between any Proposing Person or Associated Person thereof and any other person or persons (including their names) in connection with or related to the ownership or voting of shares of the Corporation or Derivative Instruments, (10) a representation as to whether such Proposing Person intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination and (11) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal of other business and/or the election of Directors in an election contest pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (whether or not such Proposing Person intends to deliver a proxy statement or conduct its own proxy solicitation); and

(D) as to the stockholder giving the notice, a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination.

The notice and updating requirements of this Section 1.12(a) shall not apply to a stockholder with respect to (and only with respect to) business properly brought under Rule 14a-8 (or any successor thereof) if the stockholder has notified the Corporation of his, her or its intention to present a proposal with respect to such particular business at an annual meeting pursuant to and in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal with respect to such particular business has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may also require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent Director of the Corporation, or that could be material to a stockholder’s understanding of the independence, or lack thereof, of such nominee.

(iii) Notwithstanding anything in the second sentence of Section 1.12(a)(ii) of these By-Laws to the contrary, in the event that the number of Directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice under this Section 1.12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(iv) A stockholder providing notice of a proposed nomination or other business proposed to be brought before a meeting (whether given pursuant to Section 1.12(a) or Section 1.12(b)) shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

(b) Special Meetings of Stockholders. Only such business as shall have been brought before the special meeting of the stockholders pursuant to the Corporation’s notice of meeting shall be conducted at such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that Directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures and other provisions set forth in this Section 1.12 as to such nomination and who was a stockholder of record at the time of the giving of the stockholder’s notice required in this Section 1.12(b) to the Secretary of the Corporation and on the record date for the determination of stockholders entitled to vote at the special meeting. For the avoidance of doubt, the foregoing clause (ii) shall be the exclusive means for a stockholder to make nominations of persons for election to the Board of Directors at a special meeting of stockholders. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more Directors of the Corporation, any stockholder entitled to vote at such meeting may nominate a person or persons, as the case may be, for election to such position(s) as specified in the Corporation’s notice of meeting only if (x) the stockholder delivers notice in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than 120 days prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, (y) such notice sets forth all of the information and other items that would have been required in a notice under Section 1.12(a)(ii) of these By-Laws (including the information and other items specified in subclauses (A), (C) and (D) thereof) if the stockholder (or any beneficial owner on whose behalf the nomination is made) was proposing to nominate such person or persons, as the case may be, for election as a Director at an annual meeting and (z) the stockholder provides to the Secretary of the Corporation any updates or supplements to such notice at the times and in the forms specified in Section 1.12(a)(iv).

(c) General.

(i) Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the presiding officer of a meeting of stockholders shall have the power and duty (x) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.12 (including whether the Proposing Person solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with the representation required by clause (a)(ii)(C)(10) of this Section 1.12), and (y) if any proposed nomination or business was not made or proposed, as the case may be, in compliance with this Section 1.12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

(ii) Notwithstanding anything to the contrary in this Section 1.12, if the stockholder (or a qualified representative of the stockholder) making a nomination or proposal of business under this Section 1.12 does not appear at a meeting of stockholders to present such nomination or proposed business, the nomination shall be disregarded and the proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.12, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(iii) For purposes of this Section 1.12, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iv) Notwithstanding the foregoing provisions of this Section 1.12, a stockholder shall also comply with any and all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.12; provided, however, that (except as explicitly provided in the penultimate sentence of Section 1.12(a)(ii) of these By-Laws) any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to, and shall not, limit the separate and additional requirements set forth in these By-Laws with respect to nominations or proposals as to any other business to be considered pursuant to this Section 1.12. Nothing in this Section 1.12 shall be deemed to affect any rights of (x) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereof) under the Exchange Act or (y) the holders of any series of preferred stock to elect Directors pursuant to any applicable provisions of the Certificate of Incorporation or of the relevant preferred stock certificate of designation.

(v) In no event shall the announcement of an adjournment or postponement of an annual or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice of a stockholder nomination or a stockholder proposal as described in this Section 1.12.

(vi) For purposes of this Section 1.12, the term “Proposing Person” means (x) the stockholder providing the notice of a proposed nomination or other business proposed to be brought before a meeting and (y) any beneficial owner or beneficial owners on whose behalf the proposed nomination or other business proposed to be brought before a meeting is made.

(vii) For purposes of this Section 1.12, the term “Associated Person” means, with respect to any Proposing Person, any “affiliate” or “associate” (each within the meaning of Rule 12b-2 under the Exchange Act) of such Proposing Person.

ARTICLE II

BOARD OF DIRECTORS

Section 2.01. General Powers. Except as may otherwise be provided by law, by the Certificate of Incorporation or by these By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers and authority of the Corporation.

Section 2.02. Number and Term of Office; Chairman of the Board. The number of Directors who shall constitute the Board of Directors shall be the number (which shall not be less than three) that is fixed from time to time exclusively by resolution of the Board of Directors, subject to any rights of the holders of shares of any class or series of Preferred Stock, if in effect. The Directors, subject to any rights of the holders of shares of any class or series of Preferred Stock to elect directors, shall be elected for the term set forth in the Certificate of Incorporation, with each Director to hold office until his or her successor is duly elected and qualified, provided that the term of each Director shall be subject to such Director’s earlier death, resignation or removal. No decrease in the number of Directors shall shorten the term of any incumbent Director. At each meeting of the stockholders for the election of Directors, provided a quorum is present, each Director subject to election shall be elected by a majority of the votes validly cast with respect to that Director in such election, provided that if the number of nominees exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at such meeting and entitled to vote on the election of directors. For purposes of this Section 2.02, a majority of the votes cast means that the number of shares voted “for” a Director must exceed the number of votes cast “against” that Director. The Nominating and Corporate Governance Committee shall establish procedures under which any nominee shall tender a contingent resignation to the Board of Directors. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on such Committee’s recommendation and publicly disclose its decision, along with the rationale for such decision, within 90 days from the date of the certification of the election results. In making their decision, the Nominating and Corporate Governance Committee and the Board of Directors will evaluate the best interests of the Corporation and its stockholders and shall consider all factors and information that they deem relevant. The Board of Directors may elect a member to serve as Chairman of the Board, who shall preside at all meetings of the Board of Directors at which he or she is present. The Board of Directors may determine that the Chairman of the Board will not be an officer of the Corporation.

Section 2.03. Annual and Regular Meetings: Notice. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders either (i) at the place of such annual meeting of the stockholders, in which event notice of such annual meeting of the Board of Directors need not be given, or (ii) at such other time and place as shall have been specified in advance notice given to members of the Board of Directors of the date, place and time of such meeting. Any such notice shall be given at least 48 hours in advance if sent by to each Director by facsimile, by email or by any other form of electronic transmission approved by such Director (each, a “Specified Transmission”), or delivered to him or her personally, or at least five days’ in advance, if notice is mailed to each Director, addressed to him or her at his or her usual place of business or other designated address. Any such notice need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and time of such meetings. Advance notice of regular meetings need not be given; provided if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each member of the Board of Directors of the place, date and time of such meetings which shall be at least 48 hours’ notice, if such notice is sent by Specified Transmission, to each Director, or delivered to him or her personally, or at least five days’ notice, if such notice is mailed to each Director, addressed to him or her at his or her usual place of business or other designated address. Notice of such a meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

Section 2.04. Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by any member of the Board of Directors, at such place (within or without the State of Delaware), date and time as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on 48 hours’ notice, if such notice is sent by Specified Transmission, to each Director, or delivered to him or her personally, or on five days’ notice, if notice is mailed to each Director, addressed to him or her at his or her usual place of business or other designated address. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice (including by Specified Transmission), whether before or after such meeting. Any business may be conducted at a special meeting.

Section 2.05. Quorum. A quorum for meetings of the Board of Directors shall consist of a majority of the total authorized membership of the Board of Directors.

Section 2.06. Voting. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.07. Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another date, time or place, provided such adjourned meeting is no earlier than 48 hours after written notice (in accordance with these By-Laws) of such postponement has been given to the Directors (or such notice is waived in accordance with these By-Laws), and, at any such postponed meeting, a quorum shall consist of a majority of the total authorized membership of the Board of Directors.

Section 2.08. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by Specified Transmission, and such writing or writings or Specified Transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.09. Regulations; Manner of Acting. To the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. In addition to the election of the Chairman of the Board, the Board may elect one or more vice-chairpersons or lead Directors to perform such other duties as may be designated by the Board.

Section 2.10. Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 2.11. Resignations. Any Director may resign at any time by submitting a Specified Transmission or by delivering a written notice of resignation to the Chairman of the Board, or to the Secretary. In the event that both the Chairman of the Board and Secretary positions are vacant then the resignation can be submitted to the remaining members of the Board. Such resignation shall take effect upon delivery unless the resignation specifies a later effective date or an effective date determined upon the happening of a specific event.

Section 2.12. Removal of Directors. Subject to the rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional Directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), any Director may be removed by the affirmative vote of holders of at least a majority of the votes to which all the stockholders of the Corporation would be entitled to cast in any election of Directors acting at a meeting of the stockholders or by written consent (if permitted) in accordance with the DGCL, the Certificate of Incorporation and these Bylaws, provided that each Director may only be removed for cause in this manner.

Section 2.13. Vacancies and Newly Created Directorships. Subject to the rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional Directors pursuant to the Certificate of Incorporation (including any certificate of designation thereunder), and except as otherwise provided by law, any vacancy in the Board of Directors that results from the death, disability, resignation, disqualification, removal of any Director or from any other cause shall be filled solely by a majority of the total number of Directors then in office, even if less than a quorum, or by a sole remaining Director. A Director elected to fill a vacancy or newly created Directorship shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which such Director has been elected expires or until such director’s successor shall have been duly elected and qualified.

Section 2.14. Director Fees and Expenses. The amount, if any, which each Director shall be entitled to receive as compensation for his or her services shall be fixed from time to time by the Board of Directors or a duly authorized Committee. The Corporation will cause each non-employee Director serving on the Board of Directors to be reimbursed for all reasonable out-of-pocket costs and expenses incurred by him or her in connection with such service.

Section 2.15. Reliance on Accounts and Reports, etc. A Director, or a member of any Committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE III

COMMITTEES

Section 3.01. How Constituted. The Board of Directors shall have a Compensation Committee, an Audit Committee, a Nominating and Corporate Governance Committee, an Executive Committee, and such other committees as the Board of Directors may determine (collectively, the “Committees”). Each Committee shall consist of such number of Directors as from time to time may be fixed by a majority of the total authorized membership of the Board of Directors, and any Committee may be abolished or re-designated from time to time by the Board of Directors. Each member of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a Director, or until his or her earlier death, resignation or removal.

Section 3.02. Powers. Each Committee shall have such powers and responsibilities as the Board of Directors may from time to time authorize, including without limitation by adoption of a delegation matrix granting approval and execution rights to certain committees, officers, subsidiaries and employees for certain categories and dollar values of transactions (the “Delegated Levels of Authority”), as amended from time to time. The Executive Committee, except as otherwise provided in this Section 3.02 or the DGCL, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation subject to the Delegated Levels of Authority in force at such time. Each such other Committee, except as otherwise provided in this Section 3.02, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors. No Committee shall have the power or authority:

(a) to amend the Certificate of Incorporation (except that a Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the DGCL, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series);

(b) to adopt an agreement of merger or consolidation or a certificate of ownership and merger;

(c) to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets;

(d) to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or

(e) to amend these By-Laws of the Corporation.

Section 3.03. Proceedings. Each Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time, provided that the Board of Directors may adopt other rules and regulations for the governance of any Committee not inconsistent with the provisions of these By-Laws. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors following any such proceedings.

Section 3.04. Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing or by Specified Transmission, and such writing or writings or Specified Transmission or Specified Transmissions are filed with the minutes of the proceedings of the Committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

Section 3.05. Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

Section 3.06. Resignations. Any member of any Committee may resign at any time by submitting a Specified Transmission or by delivering a written notice of resignation to the Chairman of the Board or the Secretary. In the event that the positions of Chairman of the Board and Secretary are both vacant then the resignation may be submitted to any Director of the company. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 3.07. Removal. Any member of any Committee may be removed from his or her position as a member of such Committee at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

Section 3.08. Vacancies. If any vacancy shall occur in any Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members shall continue to act, and any such vacancy may be filled by the Board of Directors subject to Section 3.01 of these By-Laws.

ARTICLE IV

OFFICERS

Section 4.01. Number. The officers of the Corporation shall be chosen by the Board of Directors and, subject to the last sentence of this Section 4.01, shall be an Executive Chairman, a President, one or more Vice Presidents, a Secretary, a Chief Financial Officer, a Treasurer, and any other officers appointed pursuant to Section 4.14. The Board of Directors also may elect and the Executive Chairman may appoint one or more Assistant Secretaries, Assistant Treasurers and Assistant Controllers in such numbers as the Board of Directors or the Executive Chairman may determine who shall have such authority, exercise such powers and perform such duties as may be specified in these By-Laws or determined by the Board of Directors. Any number of offices may be held by the same person, except that one person may not hold both the office of Executive Chairman and Secretary. The Executive Chairman shall be a Director, but no other officer need be a Director.

Section 4.02. Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors at which his or her successor has been elected and qualified. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Section 4.03. Salaries. Except as otherwise determined by the Board of Directors, the salaries of all officers of the Corporation shall be fixed or established in the manner authorized by the Compensation Committee, or, if not so fixed or established in the manner authorized by the Compensation Committee, by the Board of Directors, subject to any applicable legal or regulatory requirements.

Section 4.04. Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors or by the Executive Chairman as permitted pursuant to Section 4.07. Any officer may resign at any time by delivering notice of resignation, either in writing signed by such officer or by electronic transmission, to the Executive Chairman or the Secretary. In the event that both the Executive Chairman and Secretary roles are vacant, the resignation may be submitted to any Director of the Board. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors, or, if the Executive Chairman has authority pursuant to Section 4.06 of these By-Laws to fill such office, then by the Chairman subject to Section 4.06 of these By-Laws or by the Board of Directors.

Section 4.05. Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws or in a resolution of the Board of Directors, except that in any event each officer shall exercise such powers and perform such duties as may be required by law.

Section 4.06. Executive Chairman. The Executive Chairman shall preside at all meetings of stockholders at which he or she is present. Where the Executive Chairman is an executive officer of the company then he or she shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall manage and administer the Corporation’s business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief executive officer, president, or chief operating officer, of a corporation, including without limitation under the DGCL. He or she shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and any other documents and instruments in connection with the business of the Corporation, and together with the Secretary or Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation may need to be affixed. Except as otherwise determined by the Board of Directors, he or she shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation and to remove or suspend any such employee or agents elected by the Board of Directors; provided, however, that the removal or suspension of the President or any “C-Level” executive officer of the Corporation shall be subject to the approval of the Board of Directors. Where the Executive Chairman is not an executive officer of the Corporation, these responsibilities will sit with the President of the Corporation.

Section 4.07. President. The President shall, subject to the direction of the Executive Chairman and the Board of Directors, be the Chief Executive Officer of the Corporation and shall have general control and supervision of the policies and operations of the Corporation as set forth by the Executive Chairman or the Board of Directors as deemed appropriate from time to time. Except as otherwise determined by the Board of Directors, he or she shall also have the authority to remove any officer of the Corporation with, if the President is not the Chairman of the Board, the approval of the Chairman of the Board, or, if the President is the Chairman of the Board, the approval of the lead Director or such other director designated by the Board for such purpose.

Section 4.08. Vice President. Except as otherwise determined by the Board of Directors, each Vice President shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Executive Chairman. Except as otherwise determined by the Board of Directors, in the absence of the Executive Chairman, the duties of the Executive Chairman shall be performed and his or her powers may be exercised by such Vice President as shall be designated by the President, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in the order of their earliest election to that office; subject in any case to review and superseding action by the President.

Section 4.09. Secretary. Except as otherwise determined by the Board of Directors, the Secretary shall have the following powers and duties:

(a) He or she shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors and all Committees of which a secretary has not been appointed in books provided for that purpose.

(b) He or she shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by law.

(c) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he or she shall furnish a copy of such resolution to the members of such Committee.

(d) He or she shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed he or she may attest the same.

(e) He or she shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these By-Laws.

(f) He or she shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

(g) He or she shall sign (unless the Treasurer, an Assistant Treasurer or an Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

(h) He or she shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Board of Directors, or by the Executive Chairman.

Section 4.10. Chief Financial Officer. Except as otherwise determined by the Board of Directors, the Chief Financial Officer shall be the chief financial officer of the Corporation and shall have the following powers and duties:

(a) He or she shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

(b) He or she shall render to the Board of Directors, whenever requested, a statement of the financial condition of the Corporation and of all his or her transactions as Chief Financial Officer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

(c) He or she shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Corporation.

(d) He or she shall perform, in general, all duties incident to the office of chief financial officer and such other duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Board of Directors or the Executive Chairman.

Section 4.11. Treasurer. Except as otherwise determined by the Board of Directors, the Treasurer shall have the following powers and duties:

(a) He or she may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

(b) He or she shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Board of Directors, the Executive Chairman or the Chief Financial Officer.

Section 4.12. Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him or her, for or without cause.

Section 4.13. Security. The Board of Directors may require any officer, agent or employee of the Corporation to provide security for the faithful performance of his or her duties, in such amount and of such character as may be determined from time to time by the Board of Directors.

ARTICLE V

CAPITAL STOCK

Section 5.01. Certificates of Stock, Uncertificated Shares. The shares of the Corporation shall be represented by certificates, except to the extent that the Board of Directors has provided by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock in the Corporation represented by certificates shall be entitled to have, and the Board may in its sole discretion permit a holder of uncertificated shares to receive upon request a certificate signed by the appropriate officers of the Corporation, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws.

Section 5.02. Signatures; Facsimile. All signatures on the certificates referred to in Section 5.01 of these By-Laws may be in facsimile, engraved or printed form, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile, engraved or printed signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Section 5.03. Lost, Stolen or Destroyed Certificates. A new certificate may be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, only upon delivery to Corporation of an affidavit of the owner or owners (or their legal representatives) of such certificate, setting forth such allegation, and a bond or undertaking as may be satisfactory to a financial officer of the Corporation to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

Section 5.04. Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the DGCL. Subject to the provisions of the Certificate of Incorporation and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

Section 5.05. Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests, provided that if a transfer of shares shall be made for collateral security, and not absolutely, this fact shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

Section 5.06. Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

ARTICLE VI

INDEMNIFICATION

Section 6.01. Nature of Indemnity. The Corporation shall indemnify, to the fullest extent permitted by the DGCL and other applicable law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (each, a “proceeding”), by reason of the fact that he or she is or was or has agreed to become a Director or officer of the Corporation, or while serving as a Director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a Director, officer, employee, manager or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding had no reasonable cause to believe his or her conduct was unlawful; provided that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (i) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding the foregoing, but subject to Section 6.05 of these By-Laws, the Corporation shall not be obligated to indemnify a Director or officer of the Corporation in respect of a proceeding (or part thereof) instituted by such Director or officer, unless such proceeding (or part thereof) has been authorized in the specific case by the Board of Directors.

The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 6.02. Successful Defense. To the extent that a present or former Director or officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 6.01 of these By-Laws or in defense of any claim, issue or matter therein, he or she shall be indemnified by the Corporation against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

Section 6.03. Determination That Indemnification Is Proper. Any indemnification of a present or former Director or officer of the Corporation under Section 6.01 of these By-Laws (unless ordered by a court) shall be made by the Corporation only upon a determination that indemnification of such person is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.01 of these By-Laws. Any such determination shall be made, with respect to a person who is a Director or officer at the time of such determination (i) by a majority vote of the Directors who are not parties to such proceeding, even though less than a quorum, or (ii) by a Committee of such Directors designated by majority vote of such Directors, even though less than a quorum, or (iii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

Section 6.04. Advance of Expenses. Expenses (including attorneys’ fees) incurred by a present or former Director or officer in defending any civil, criminal, administrative or investigative proceeding shall be paid by the Corporation prior to the final disposition of such proceeding upon written request by such person and delivery of an undertaking by such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation under this Article or applicable law; provided that the Board of Directors may not require such Director or officer to post any bond or otherwise provide any security for such undertaking. The Corporation or, in respect of a present Director or officer, the Board of Directors may authorize the Corporation’s counsel to represent (subject to applicable conflict of interest considerations) such present or former Director or officer in any proceeding, whether or not the Corporation is a party to such proceeding.

Section 6.05. Procedure for Indemnification of Directors and Officers. Any indemnification of a Director or officer of the Corporation under Sections 6.01 and 6.02 of these By-Laws, or advance of expenses to such persons under Section 6.04 of these By-Laws, shall be made promptly, and in any event within 30 days, upon the written request by or on behalf of such person (together with supporting documentation). If a determination by the Corporation that such person is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within 60 days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by such person in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 of these By-Laws where the required undertaking, if any, has been received by or tendered to the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01 of these By-Laws, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any Committee thereof, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 of these By-Laws, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors or any Committee thereof, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 6.06. Contract Right; Non-Exclusivity; Survival.

(a) The rights to indemnification and advancement of expenses provided by this Article shall be deemed to be separate contract rights between the Corporation and each Director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the DGCL are in effect and any repeal or modification thereof shall not adversely affect any right or obligation then existing with respect to any state of facts then or previously existing or any proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such “contract rights” may not be modified retroactively as to any present or former Director or officer without the consent of such Director or officer.

(b) The rights to indemnification and advancement of expenses provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall not be deemed exclusive of any other rights to which a present or former Director or officer of the Corporation seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors, or otherwise.

(c) The rights to indemnification and advancement of expenses provided by this Article to any present or former Director or officer shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.07. Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, provided that such insurance is available on commercially reasonable terms consistent with then prevailing rates in the insurance market.

Section 6.08. Subrogation. In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all documents, and do all acts, that as the Corporation may reasonably request to secure such rights, including the execution of such documents as the Corporation may reasonably request to enable the Corporation effectively to bring suit to enforce such rights.

Section 6.09. Employees and Agents. The Board, or any officer authorized by the Board generally or in the specific case to make indemnification decisions, may cause the Corporation to indemnify any present or former employee or agent of the Corporation in such manner and for such liabilities as the Board may determine, up to the fullest extent permitted by the DGCL and other applicable law.

Section 6.10. Interpretation, Severability. Terms defined in Sections 145(h) or (i) of the DGCL have the meanings set forth in such sections when used in this Article. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Director or officer as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any proceeding, whether civil, criminal, administrative, investigative or otherwise, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE VII

OFFICES

Section 7.01. Registered Office. The registered office of the Corporation in the State of Delaware shall be located at the location provided in the Certificate of Incorporation of the Corporation.

Section 7.02. Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01. Dividends. Subject to any applicable provisions of law and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation’s capital stock.

A member of the Board of Directors, or a member of any Committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or Committees of the Board of Directors, or by any other person as to matters the Director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

Section 8.02. Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Corporation’s stockholders and the Board of Directors may similarly modify or abolish any such reserve.

Section 8.03. Execution of Instruments. Except as otherwise provided by law or the Certificate of Incorporation, the Board of Directors or the President may authorize the President or any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

Section 8.04. Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the Executive Chairman or the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock at any such meeting, or through action without a meeting. The Board of Directors may by resolution from time to time confer such power and authority (in general or confined to specific instances) upon any other person or persons.

Section 8.05. Fiscal Year. The fiscal year of the Corporation shall commence on the first day of June of each year and shall terminate in each case on May 31. The fiscal year may be changed by resolution of the Board of Directors.

Section 8.06. Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words “Corporate Seal” and “Delaware”. The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

Section 8.07. Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

Section 8.08. Electronic Transmission. “Electronic transmission”, as used in these By-laws, means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX

AMENDMENT OF BY-LAWS

Section 9.01. Amendment. Subject to the provisions of the Certificate of Incorporation, these By-Laws may be amended, altered or repealed:

(a) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting, or

(b) at any regular or special meeting of the stockholders upon the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of the Corporation entitled to vote in any election of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting, provided, that Sections 1.02, 1.11, 1.12, 2.02, 2.12, 2.13, Article VI and this Section 9.01 shall not be amended, altered or repealed pursuant to this Section 9.01(b) without the affirmative vote of holders of at least two-thirds of the votes to which all the stockholders of the Corporation would be entitled to cast in any election of Directors.

Notwithstanding the foregoing, no amendment, alteration or repeal of Article VI shall adversely affect any right or protection existing under these By-Laws immediately prior to such amendment, alteration or repeal, including any right or protection of a Director thereunder in respect of any act or omission occurring prior to the time of such amendment.

ARTICLE X

CONSTRUCTION

Section 10.01. Construction. In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.

APPENDIX D

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”), dated as of January 25, 2017 (the “Effective Date”), is by and between Staffing 360 Solutions, Inc., a Nevada corporation (the “Company”), and Jackson Investment Group, LLC, a Georgia limited liability company (together with its successors and assigns, the “Holder”).

WHEREAS, this Warrant Agreement (the “Warrant”) to purchase shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), is being issued to the Holder in connection with the Holder’s execution of a Note and Warrant Purchase Agreement for the purchase of a $7,400,000 of 6% Subordinated Secured Note on this date;

WHEREAS, the Company desires to provide for the form and provisions of the Warrant, the terms upon which they shall be issued and exercised and the respective rights, limitation of rights and immunities of the Company and the Holder;

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrant, when issued, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

DEFINITIONS

Definition of Terms. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Additional Common Stock” has the meaning set forth in Section 4.1 hereof.

“Adjustment Event” has the meaning set forth in Section 4.2 hereof.

“Affiliate” has the meaning set forth in Rule 12b-2 of the Exchange Act.

“Appropriate Officer” has the meaning set forth in Section 2.2(a) hereof.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which The NASDAQ Stock Market is closed for trading.

“Common Stock” has the meaning set forth in the Recitals, and shall include any successor security as a result of any recapitalization, reorganization, reclassification or similar transaction involving the Company.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Current Sale Price” of the Common Stock on any date of determination means:

if the Common Stock is listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten (10) consecutive trading days immediately prior to such date of determination, as reported by the New York Stock Exchange or The NASDAQ Stock Market, as applicable;

if the Common Stock is not listed on the New York Stock Exchange or The NASDAQ Stock Market on such date, but is listed on another U.S. national or regional securities exchange, the average closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the high bid and low asked prices or, if more than one in either case, the average of the average high bid and low asked prices) for the ten (10) consecutive trading days immediately prior to such date of determination, as reported in composite transactions for such securities exchange (or, if more than one, the principal securities exchange on which the Common Stock is traded);

if the Common Stock is not listed on a U.S. national or regional securities exchange, but is traded on an over-the-counter market, the average last quoted sale price for the Common Stock (or, if no sale price is reported, the average of the high bid and low asked price for such date) for the ten (10) consecutive trading days immediately prior to such date of determination, in the over-the-counter market as reported by OTC Markets Group Inc. or other similar organization; or

in all other cases, as determined in the reasonable judgment of the Board of Directors based on a valuation by a financial advisor with recognized expertise in valuations of companies comparable to the Company.

The Current Sale Price shall be determined without reference to early hours, after hours or extended market trading.

The Current Sale Price shall be appropriately adjusted by the Board of Directors in good faith if the “ex date” (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) occurs during the ten (10) consecutive trading days immediately prior to the day as of which the Current Sale Price is being determined.

For these purposes the term “ex date”, when used:

(i) with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the sale price or bid and ask prices, as applicable, were obtained without the right to receive such issuance or distribution;

with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the expiration time of such offer.

The foregoing adjustments shall be made to the Current Sale Price in accordance with the terms hereof, as may be necessary or appropriate to effectuate the intent of this Agreement and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

“Date of Issuance” has the meaning set forth in Section 2.1(a) hereof.

“Effective Date” has the meaning set forth in the preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Date” means any date, on or prior to the expiration of the Exercise Period, on which the Holder exercises the right to purchase the Warrant Exercise Shares, in whole or in part, pursuant to and in accordance with the terms and conditions described herein.

“Exercise Form” has the meaning set forth in Section 3.3(d) hereof.

“Exercise Price” has the meaning set forth in Section 3.1 hereof.

“Exercise Period” has the meaning set forth in Section 3.2 hereof.

“Fully Diluted” means all Common Stock outstanding as of the applicable measurement date together with all Common Stock then issuable upon (i) the conversion of Convertible Securities at the then applicable conversion rate, and (ii) the exercise of any Options; provided that, for purposes of clauses (i) and (ii), all conditions to the convertibility and/or exercisability of Convertible Securities and Options of the Company, shall be deemed to have been satisfied.

“Governmental Authority” means any (i) government, (ii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal) or (iii) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, in each case, whether federal, state, local, municipal, foreign, supranational or of any other jurisdiction.

“Holder” has the meaning set forth in the preamble hereof.

“Law” means all laws, statutes, rules, regulations, codes, injunctions, decrees, orders, ordinances, registration requirements, disclosure requirements and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental Authority.

“Lighthouse Notes” means that certain “Unsecured Convertible Promissory Note, dated July 8, 2015, made by Staffing 360 Solutions, Inc. in favor of Alison Fogel and David Fogel, ” and that certain “Unsecured Convertible Promissory Note, dated July 8, 2015, made by Staffing 360 Solutions, Inc. in favor of Alison Fogel and David Fogel”.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Organic Change” means any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s equity securities or assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, stock, securities or other assets or property with respect to or in exchange for Common Stock, other than a transaction which triggers an adjustment pursuant to Sections 4.1, 4.2 or 4.3.

“Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, indenture trustee, organization, joint stock company, joint venture, estate, trust, governmental unit or any political subdivision thereof, or any other entity (as such term is defined in the Bankruptcy Code).

“Pro Rata Repurchase Offer” means any offer to purchase shares of Common Stock by the Company or any Affiliate thereof pursuant to (i) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (ii) any other offer available to substantially all holders of Common Stock to purchase or exchange their shares of Common Stock, in the case of both (i) or (ii), whether for cash, shares of capital stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person, or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a Subsidiary), or any combination thereof, effected while the Warrant is outstanding. The “effective date” of a Pro Rata Repurchase Offer shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase Offer or the date of purchase with respect to any Pro Rata Repurchase Offer that is not a tender or exchange offer.

“Registered Holder” has the meaning set forth in Section 2.3(d) hereof.

“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Series D Stock Purchase Agreement” means that certain Stock Purchase Agreement, dated June 24, 2016, by and between Staffing 360 Solutions, Inc. and the holder of the Series D shares named therein, as amended on January 25, 2017.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company or other business entity (other than a corporation), a majority of the partnership, limited liability company or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company or other business entity gains or losses or shall be or control the general partner, the managing member or entity performing similar functions of such partnership, limited liability company or other business entity.

“Transfer” means any transfer, sale, assignment or other disposition.

“Warrant Exercise Shares” means the shares of Common Stock issued upon the exercise of the Warrant.

“Warrant Register” has the meaning set forth in Section 2.3(c) hereof.

“Warrant” has the meaning set forth in the Recitals.

Rules of Construction.

The singular form of any word used herein, including the terms defined in Section 1.1 hereof, shall include the plural, and vice versa. The use herein of a word of any gender shall include correlative words of all genders.

Unless otherwise specified, references to Articles, Sections and other subdivisions of this Agreement are to the designated Articles, Sections and other subdivision of this Agreement as originally executed. The words “hereof,” “herein,” “hereunder” and words of similar import refer to this Agreement as a whole.

References to “$” are to dollars in lawful currency of the United States of America.

The Exhibits attached hereto are an integral part of this Agreement.

WARRANTS

Issuance of Warrant.

On the terms and subject to the conditions of this Agreement and in accordance with the terms of the Note and Warrant Purchase Agreement, on the Effective Date (such date, the “Date of Issuance”), the Company will issue the Warrant to Holder.

The maximum number of shares of Common Stock issuable pursuant to exercise of the Warrant shall be 3,150,000 shares, as such amount may be adjusted from time to time pursuant to this Agreement.

Unless otherwise provided in this Agreement, the Warrant shall be duly executed on behalf of the Company and issued on or as soon as reasonably practicable after the Effective Date.

Form of Warrant; Execution of Warrant Certificate.

Subject to Section 5.1 of this Agreement, a Warrant shall be issued through delivery of a Warrant certificate in substantially the form set forth in Exhibit A attached hereto, duly executed on behalf of the Company. The Warrant certificates may bear such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as are consistent with the provisions of this Agreement, or as may be required to comply with any Law or with any rules or regulations made pursuant thereto or with any rules of any securities exchange or as may be determined (in a manner consistent with the provisions of this Agreement) by the Chief Executive Officer or Chief Financial Officer of the Company (each, an “Appropriate Officer”) executing such Warrant certificate, as evidenced by their execution of the Warrant certificates. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant certificate.

In case any Appropriate Officer of the Company who shall have signed the Warrant certificate (either manually or by facsimile signature) shall cease to be such Appropriate Officer before such Warrant certificate so signed shall have been delivered or disposed of by or on behalf of the Company, such Warrant certificate nevertheless may be delivered or disposed of with the same force and effect as though such Appropriate Officer had not ceased to be such Appropriate Officer of the Company; and any Warrant certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant certificate, shall be a proper Appropriate Officer of the Company to sign such Warrant certificate, although at the date of the execution of this Agreement any such person was not such Appropriate Officer.

The Warrant certificate shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrant evidenced thereby shall have been duly exercised or shall have expired or been cancelled in accordance with the terms hereof.

Registration and Countersignature.

Upon issuance of the Warrant certificate by the Company, the Company shall record such Warrant certificate, including the Registered Holder thereof, in the Warrant Register.

No Warrant certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant certificate has been signed by the manual or facsimile signature of the Company. Such signature by the Company upon any Warrant certificate shall be conclusive evidence that such Warrant certificate so executed has been duly issued hereunder.

The Company shall keep or cause to be kept, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the Warrant certificates, and exercises, exchanges, cancellations and transfers of outstanding Warrants in accordance with the procedures set forth in Section 5.1 of this Agreement.

Prior to due presentment for registration of transfer or exchange of the Warrant in accordance with the procedures set forth in this Agreement, the Company may deem and treat the person in whose name such Warrant is registered upon the Warrant Register (the “Registered Holder” of such Warrant) as the absolute owner of such Warrant, for all purposes including, without limitation, for the purpose of any exercise thereof (subject to Section 3.3(d)), any distribution to the Holder thereof and for all other purposes, and the Company shall not be affected by notice to the contrary.

TERMS AND EXERCISE OF WARRANTS

Exercise Price. Commencing on a date that is six (6) months following the Date of Issuance, the Warrant shall entitle the Registered Holder thereof, subject to the provisions of this Agreement, the right to purchase from the Company up to 3,150,000 shares of Common Stock at the price of $1.35 per share, subject to adjustment from time to time as provided in Article IV (the “Exercise Price”).

Exercise Period. The Warrant may be exercised by the Registered Holder thereof, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time commencing six months following the Date of Issuance and prior to 5:00 P.M., New York time on the fifth (5th) anniversary of the Effective Date (the “Exercise Period”); provided that Registered Holder shall be able to exercise its Warrant only if the exercise of such Warrant is exempt from, or in compliance with, any applicable registration requirements of the Securities Act and the applicable securities laws of the states in which the Registered Holder of the Warrant or other persons to whom it is proposed that the Warrant Exercise Shares be issued, on exercise of the Warrant reside. To the extent that the Warrant or portion thereof is not exercised prior to the expiration of the Exercise Period, it shall be automatically cancelled with no action by any Person, and with no further rights thereunder, upon such expiration.

Method of Exercise.

In connection with the exercise of the Warrant, (i) the Registered Holder shall surrender such Warrant (or portion thereof) to the Company for the number of Warrant Exercise Shares being exercised, up to the aggregate number of Warrant Exercise Shares for which the Warrant is exercisable and (ii) the Exercise Price shall be paid, at the option of the Holder, in United States dollars by personal, certified or official bank check payable to the Company, or by wire transfer to an account specified in writing by the Company to such Holder, in either case in immediately available funds in an amount equal to the aggregate Exercise Price for such Warrant Exercise Shares as specified in the Exercise Form.

Upon exercise of the Warrant, the Company shall as promptly as practicable calculate and transmit the number of shares of Common Stock issuable in connection with any exercise.

Subject to the terms and conditions of this Agreement, the Holder of the Warrant may exercise, in whole or in part, such Holder’s right to purchase the Warrant Exercise Shares issuable upon exercise of the Warrant by properly completing and duly executing the exercise form for the election to exercise the Warrant (an “Exercise Form”) substantially in the form of Exhibit B.

Any exercise of the Warrant pursuant to the terms of this Agreement shall be irrevocable as of the date of delivery of the Exercise Form and shall constitute a binding agreement between the Holder and the Company, enforceable in accordance with the terms of this Agreement.

Upon receipt of the Warrant certificate with the properly completed and duly executed Exercise Form pursuant to Section 3.3(c), the Company shall promptly:

examine the Exercise Form and all other documents delivered to it by or on behalf of the Holder as contemplated hereunder to ascertain whether or not, on their face, such Exercise Form and any such other documents have been executed and completed in accordance with their terms and the terms hereof;

if an Exercise Form or other document appears, on its face, to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrant exists, endeavor to inform the appropriate parties (including the person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled;

resolve any reconciliation problems between the information provided on any Exercise Form received and the information on the Warrant Register; and

liaise with the transfer agent for the Common Stock for the issuance and registration of the number of shares of Common Stock issuable upon exercise of the Warrant in accordance with the Exercise Form.

The Company reserves the right reasonably to reject any Exercise Form that it determines is not in proper form or for which any corresponding agreement by the Company to exchange would, in the opinion of the Company, be unlawful. Moreover, the Company reserves the absolute right to waive any of the conditions to any particular exercise of the Warrant or any defects in the Exercise Form(s) with regard to any particular exercise of the Warrant.

Issuance of Common Stock.

Upon the effectiveness of any exercise of the Warrant pursuant to Section 3.3, the Company shall, subject to Section 3.6, promptly at its expense, and in no event later than five (5) Business Days after the Exercise Date, cause to be issued as directed by the Holder the total number of whole shares of Common Stock for which the Warrant is being exercised (as the same may be hereafter adjusted pursuant to Article IV) in such denominations as are requested by the Holder as set forth below, registered as directed by the Holder in accordance with the practices and procedures of the Company.

The Warrant Exercise Shares shall be deemed to have been issued at the time at which all of the conditions to such exercise have been fulfilled, and the Holder, or other person to whom the Holder shall direct the issuance thereof, shall be deemed for all purposes to have become the holder of such Warrant Exercise Shares at such time.

Reservation of Shares.

The Company covenants that during the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrant, a number of shares of Common Stock equal to the aggregate Warrant Exercise Shares issuable upon the exercise of the Warrant. The Company shall use commercially reasonable efforts to take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violating the Company’s governing documents, any agreements to which the Company is a party on the date hereof, any requirements of any national securities exchange upon which shares of Common Stock may be listed or any applicable Laws. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

The Company covenants that it will take such actions as may be necessary or appropriate in order that all Warrant Exercise Shares issued upon exercise of the Warrant will, upon issuance in accordance with the terms of this Agreement, be fully paid and non-assessable and free from any and all (i) security interests created by or imposed upon the Company and (ii) taxes, liens and charges with respect to the issuance thereof. If at any time prior to the expiration of the Exercise Period the number and kind of authorized but unissued shares of the Company’s capital stock shall not be sufficient to permit exercise in full of the Warrant, the Company will promptly take such corporate action as may, in the opinion of its counsel, be reasonably necessary (including seeking stockholder approval, if required) to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes. The Company agrees that its issuance of the Warrant shall constitute full authority to its officers who are charged with the issuance of Warrant Exercise Shares to issue Warrant Exercise Shares upon the exercise of the Warrant. Without limiting the generality of the foregoing, the Company will not increase the stated or par value per share, if any, of the Common Stock above the Exercise Price per share in effect immediately prior to such increase in stated or par value.

The Company represents and warrants to the Holder that the issuance of the Warrant and the issuance of Warrant Exercise Shares upon exercise thereof in accordance with the terms hereof will not constitute a breach of, or a default under, any other material agreements to which the Company is a party on the date hereof.

Fractional Shares. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to issue any fraction of a share of its Common Stock in connection with the exercise of the Warrant, and in any case where the Holder of the Warrant would, except for the provisions of this Section 3.6, be entitled under the terms thereof to receive a fraction of a share upon the exercise of the Warrant, the Company shall, upon the exercise of such Warrant, issue or cause to be issued only the largest whole number of Warrant Exercise Shares issuable upon such exercise (and such fraction of a share will be disregarded, and the Holder shall not have any rights or be entitled to any payment with respect to such fraction of a share); provided that the number of whole Warrant Exercise Shares which shall be issuable upon the contemporaneous exercise of multiple warrants by the Holder shall be computed on the basis of the aggregate number of Warrant Exercise Shares issuable upon exercise of all such warrants by such Holder.

Close of Books. The Company shall not close its books against the transfer of the Warrant or any Warrant Exercise Shares in any manner which interferes with the timely exercise of the Warrant.

Payment of Taxes. In connection with the exercise of the Warrant, the Company shall not be required to pay any tax or other charge imposed in respect of any transfer involved in the Company’s issuance and delivery of shares of Common Stock (including certificates therefor) (or any payment of cash or other property in lieu of such shares) to any recipient other than the Holder of the Warrant, and in case of any such tax or other charge, the Company shall not be required to issue or deliver any such shares (or cash or other property in lieu of such shares) until (x) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Company or (y) it has been established to the Company’s satisfaction that any such tax or other charge that is or may become due has been paid.

ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT EXERCISE SHARES

In order to prevent dilution of the rights granted under the Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Article IV, and the number of shares of Common Stock issuable upon exercise of the Warrant shall be subject to adjustment from time to time as provided in this Article IV; provided, however, if more than one subsection of this Article IV is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Article IV so as to result in duplication; and provided further, that in no event shall the Exercise Price be adjusted below a price that is less than the consolidated closing bid price of the Common Stock as reported by the NASDAQ Stock Market on the business day immediately prior to the Date of Issuance. Notwithstanding the foregoing, in the event that any adjustment to this Warrant is required pursuant to the provision of this Article IV prior to six months following the Date of Issuance, then and in such event any such adjustment shall be deferred and not be effective until the earlier of (i) the date that all of the shares of Series D Preferred Stock cease to be issued and outstanding or (ii) six months following the Date of Issuance.

Subdivision or Combination of Common Stock. In the event that the amount of outstanding Common Stock is increased or decreased by combination (by reverse stock split or reclassification) or subdivision (by any stock split or reclassification) of the Common Stock or any distribution by the Company with respect to the Common Stock in the form of additional Common Stock (“Additional Common Stock”), then, on the effective date of such combination, subdivision or distribution, the number of Warrant Exercise Shares issuable on exercise of the Warrant shall be increased or decreased, as applicable, in proportion to such increase or decrease, as applicable, in the outstanding Common Stock. Whenever the number of Warrant Exercise Shares purchasable upon the exercise of the Warrant is adjusted pursuant to this Section 4.1, the Exercise Price shall be adjusted (to the nearest cent ($0.01) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (a) the numerator of which shall be the number of Warrant Exercise Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment and (b) the denominator of which shall be the number of Warrant Exercise Shares so purchasable immediately thereafter.

Distributions. If the Company at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period fixes a record date for the making of a distribution to all holders of shares of the Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants (excluding (i) dividends or distributions referred to in Section 4.1 and (ii) any cash dividends made in amounts and at intervals which are within the customary practice for companies that pay recurring cash dividends), then, in each such case, the Exercise Price in effect prior to such record date shall be adjusted thereafter to the price determined by the following formula:

EP1 = EP0 x (CP0 - FV)/CP0

where

EP1	=	the Exercise Price in effect immediately following the application of the adjustments in this Section 4.2;

EP0	=	the Exercise Price in effect immediately prior to the application of the adjustments in this Section 4.2;

CP0	=	the Current Sale Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades regular way without the right to receive such distribution; and

FV	=	the amount of cash and/or the fair market value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock, as determined in the reasonable discretion of the Board of Directors.

Such adjustment shall be made successively whenever such a record date is fixed (an “Adjustment Event”). In such Adjustment Event, the number of Warrant Exercise Shares issuable upon the exercise of the Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Warrant Exercise Shares issuable upon the exercise of the Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment.

In the event that such distribution is not so made, the Exercise Price and the number of Warrant Exercise Shares issuable upon exercise of the Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such securities, evidences of indebtedness, assets, cash, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Warrant Exercise Shares that would then be issuable upon exercise of the Warrant if such record date had not been fixed.

Pro Rata Repurchase Offer of Common Stock. If at any time after the issuance of the Warrant but prior to the expiration of the Exercise Period the Company consummates a Pro Rata Repurchase Offer of Common Stock, then the Exercise Price shall be reduced to the price determined by the following formula:

EP1 = EP0 x (OS0 x CP0) – AP
(OS0 – SP) x CP0

where

EP1	=	the Exercise Price in effect immediately following the application of the adjustments in this Section 4.3 (but in no event greater than EP0);

EP0	=	the Exercise Price in effect immediately prior to the application of the adjustments in this Section 4.3;

OS0	=	the number of Fully Diluted shares of Common Stock outstanding immediately before consummation of such Pro Rata Repurchase Offer;

CP0	=	the Current Sale Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase Offer;
AP	=	the aggregate purchase price (including the fair market value, as determined in the reasonable discretion of the Board of Directors, of any non-cash consideration included therein) paid for the shares of Common Stock in the Pro Rata Repurchase Offer; and

SP	=	the number of shares of Common Stock so repurchased in the Pro Rata Repurchase Offer.

In such event, the Warrant Exercise Shares issuable upon the exercise of the Warrant shall be increased to the number obtained by dividing (x) the product of (1) the Warrant Exercise Shares issuable upon the exercise of the Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment. For the avoidance of doubt, no increase to the Exercise Price or decrease in the Warrant Exercise Shares issuable upon exercise of the Warrant shall be made pursuant to this Section 4.3.

Reorganization, Reclassification, Consolidation, Merger or Sale. In connection with any Organic Change prior to the expiration of the Exercise Period, the Holder’s right to receive Warrant Exercise Shares upon exercise of the Warrant shall be converted into the right to acquire and receive, upon exercise of the Warrant, such cash, stock, securities or other assets or property as would have been issued or payable to holders of Common Stock in such Organic Change (if the Holder had exercised such Warrant immediately prior to such Organic Change) with respect to or in exchange, as applicable, for the number of Warrant Exercise Shares that would have been issued upon exercise of the Warrant, if the Warrant had been exercised immediately prior to the occurrence of such Organic Change. The Company shall not effect any Organic Change unless, prior to the consummation thereof, the surviving Person (if other than the Company) resulting from such Organic Change, shall assume, by written instrument substantially similar in form and substance to this Agreement in all material respects (including with respect to the provisions of Article IV), the obligation to deliver to the Holder such cash, stock, securities or other assets or property which, in accordance with the foregoing provision, the Holder shall be entitled to receive upon exercise of the Warrant. The provisions of this Section 4.4 shall similarly apply to successive Organic Changes.

Certain Issuances of Common Stock. If the Company shall, at any time or from time to time after the Effective Date, issue any shares of Common Stock pursuant to the conversion features in the Series D Stock Purchase Agreement or the Lighthouse Notes, in either case for consideration per share less than $2.50 per share, with consideration per share being equal to the aggregate payment obligations being relieved under the Lighthouse Notes that are being converted, or the aggregate amount of the Series D principal and dividends being relieved under the Series D Purchase Agreement, in either case divided by the number of shares of Common Stock being issued in such conversion, then immediately upon such issuance, the Exercise Price in effect immediately prior to such issuance shall be reduced (and in no event increased) to an Exercise Price determined by the following formula:

EP1 = EP0 x (OS0 x EP0) + AP
(OS0 + NS) x EP0

where

EP1	=	the Exercise Price in effect immediately following the adjustments in this Section 4.5 (but in no event greater than EP0);

EP0	=	the Exercise Price in effect immediately prior to the application of the adjustments in this Section 4.5;

OS0	=	the number of Fully Diluted Shares of Common Stock outstanding immediately before the issuance described in this Section 4.5;

AP	=	the aggregate payment obligations relieved under the Lighthouse Note(s) or the principal and dividend obligations being relieved under the Series D Purchase Agreement, as applicable, upon the conversion and issuance described in this Section 4.5; and

NS	=	the aggregate number of shares of Common Stock issued by the Company in such conversion transaction.

In such event, the Warrant Exercise Shares issuable upon the exercise of the Warrant shall be increased to the number obtained by dividing (x) the product of (1) the Warrant Exercise Shares issuable upon the exercise of the Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the adjustment by (y) the new Exercise Price immediately following such adjustment. For the avoidance of doubt, no increase to the Exercise Price or decrease in the Warrant Exercise Shares issuable upon exercise of the Warrant shall be made pursuant to this Section 4.5.

Notice of Adjustments. Whenever the number and/or kind of Warrant Exercise Shares or the Exercise Price is adjusted as herein provided, the Company shall (i) prepare or cause to be prepared a written statement setting forth the adjusted number and/or kind of shares issuable upon the exercise of Warrant and the Exercise Price of such shares after such adjustment, the facts requiring such adjustment and the computation by which adjustment was made, and (ii) provide such written statement to each Holder in the manner provided in Section 7.2 below, together with notice of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

Deferral or Exclusion of Certain Adjustments; Par Value. No adjustment to the Exercise Price or the number of Warrant Exercise Shares shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the applicable Exercise Price or the number of Warrant Exercise Shares; provided that any adjustments which by reason of this Section 4.6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Subject to Section 3.5(b), no adjustment need be made for a change in the par value of the shares of Common Stock. All calculations under this Section shall be made to the nearest one one-thousandth (1/1,000) of one cent ($0.01) or to the nearest one one-thousandth (1/1,000) of a share, as the case may be. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

Form of Warrant After Adjustments. The form of Warrant certificate need not be changed because of any adjustments in the Exercise Price or the number and/or kind of shares issuable upon exercise of the Warrant, and the Warrant certificate theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated therein, as initially issued; provided that such adjustments in the Exercise Price or the number and/or kind of shares issuable upon exercise of the Warrant pursuant to the terms of this Agreement shall nonetheless have effect upon exercise of the Warrant. The Company, however, may at any time in its sole discretion make any change in the form of Warrant certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant certificate or this Agreement, and any Warrant certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant certificate, may be in the form so changed.

TRANSFER

OF WARRANTS

Registration of Transfers.

Transfer of Warrant. When the Warrant certificate is presented to the Company with a written request to register the Transfer of such Warrant, the Company shall register the Transfer, and shall issue such new Warrant certificates, as requested if its customary requirements for such transactions are met, provided, that (A) the Company shall have received (x) a written instruction of Transfer in form satisfactory to the Company, duly executed by the Registered Holder thereof or by its attorney, duly authorized in writing along with evidence of authority that may be required by the Company, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, and (y) surrender of the Warrant certificate representing same duly endorsed for Transfer, and (B) if reasonably requested by the Company, the Company shall have received a written opinion of counsel reasonably acceptable to the Company that such transfer is in compliance with the Securities Act.

Restrictions on Transfer. No Warrant or Warrant Exercise Shares shall be sold, exchanged or otherwise Transferred in violation of the Securities Act or state securities Laws or the Company’s articles of incorporation. If the Holder purports to Transfer the Warrant to any Person in a transaction that would violate the provisions of this Section 5.1(b), such Transfer shall be void ab initio and of no effect.

Obligations with Respect to Transfers of Warrant.

All warrants issued upon any registration of Transfer of the Warrant shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrant surrendered upon such registration of Transfer.

Subject to Section 5.1(a), and this Section 5.2, the Company shall upon receipt of all information required to be delivered hereunder, from time to time register the Transfer of any outstanding Warrant in the Warrant Register, upon delivery by the Registered Holder thereof, of the Warrant certificate representing such Warrant, properly endorsed for transfer, by the Registered Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney; and upon any such registration of Transfer, a new Warrant certificate shall be issued to the transferee.

Fractional Warrant. The Company shall not effect any registration of Transfer which will result in the issuance of a fraction of a warrant.

Restricted Warrant; Legends. Notwithstanding anything contained in this Agreement, if the Company, in its sole discretion, determines that the Holder of the Warrant may be deemed an “underwriter” under the Securities Act , the Company shall cause such Warrant certificate to be issued bearing a legend in substantially the following form:

THE WARRANT REPRESENTED BY THIS CERTIFICATE IS ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE

“SECURITIES ACT”) AND HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OR OTHER APPLICABLE SECURITIES LAWS. THESE WARRANTS (AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF) MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, OR OTHERWISE DISPOSED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER.

The Warrant Exercise Shares issued upon exercise of any such Warrant shall be issued in the form of registered stock certificates bearing a legend indicating that transfer may be restricted under United States federal and state securities laws or in the form of an electronic entry on the stock register maintained by the transfer agent for the Common Stock with a notation to a similar effect.

The Holder (or its transferee, as applicable) of the Warrant or Warrant Exercise Shares, as applicable, shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the restrictive legend set forth above when (a) the Warrant or Warrant Exercise Shares, as applicable, shall have been (i) effectively registered under the Securities Act and disposed of in accordance with a registration statement covering such securities or (ii) disposed of pursuant to the provisions of Rule 144 or any comparable rule under the Securities Act or (b) when, in the written reasonable opinion of independent counsel for the Holder (which counsel shall be experienced in Securities Act matters and which counsel and opinion shall be reasonably satisfactory to the Company), such restrictions are no longer required in order to insure compliance with the Securities Act (including, without limitation, when the Warrant or Warrant Exercise Shares, as applicable, could be sold in a single transaction pursuant to Rule 144 without restriction as to volume or manner of sale).

OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANTS

No Rights or Liability as Stockholder. Nothing contained herein shall be construed as conferring upon the Holder or his, her or its transferees the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company. The vote or consent of the Holder shall not be required with respect to any action or proceeding of the Company and the Holder shall not have any right not expressly conferred hereunder or under, or by applicable Law with respect to, the Warrant held by such Holder. The Holder, by reason of the ownership or possession of the Warrant, shall have no right to receive any cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the holders of Common Stock prior to, or for which the relevant record date preceded, the Exercise Date of the Warrant. No provision thereof and no mere enumeration therein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Notice to Registered Holder. The Company shall give notice to the Registered Holder pursuant to Section 7.2 hereof , if at any time prior to the expiration or exercise in full of the Warrant, any of the following events shall occur:

the payment of any dividend payable in any securities upon shares of Common Stock or the making of any distribution (other than a regular quarterly cash dividend) to all holders of Common Stock;

the issuance to all holders of Common Stock of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock or of any other subscription rights, options or warrants;

a Pro Rata Repurchase Offer;

an Organic Change;

a dissolution, liquidation or winding up of the Company; or

any the occurrence of any other event that would result in an adjustment to the Exercise Price or the number of Warrant Exercise Shares issuable upon exercise of the Warrant under Article IV.

Such giving of notice shall be initiated at least ten (10) days prior to the date fixed as the record date or the date of closing of the Company’s stock transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or of the stockholders entitled to vote on such Organic Change, dissolution, liquidation or winding up or the proposed effective date of a Pro Rata Repurchase Offer or any other event that would result in an adjustment to the Exercise Price or the number of Warrant Exercise Shares issuable upon exercise of the Warrant under Article IV. Such notice shall specify such record date or the date of closing the stock transfer books or proposed effective date, as the case may be. Failure to provide such notice shall not affect the validity of any action taken. For the avoidance of doubt, no such notice (or the failure to provide it to any Holder) shall supersede or limit any adjustment called for by Article IV by reason of any event as to which notice is required by this Section.

Lost, Stolen, Mutilated or Destroyed Warrant Certificates. If any Warrant certificate is lost, stolen, mutilated or destroyed, the Company may issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor. The Company shall require evidence reasonably satisfactory to it of the loss, theft or destruction of such Warrant certificate, and an open penalty surety bond satisfactory to it and holding the Company harmless, absent notice to the Company that such certificates have been acquired by a bona fide purchaser. Applicants for such substitute Warrant certificates shall also comply with such other regulations and pay such other charges as the Company may require.

Cancellation of Warrant. If the Company shall purchase or otherwise acquire the Warrant, such Warrant shall be cancelled and retired by appropriate notation on the Warrant Register.

MISCELLANEOUS PROVISIONS

Binding Effects; Benefits. This Agreement shall inure to the benefit of and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns. Nothing in this Agreement, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Notices. Unless otherwise provided, any notice or other communication by the Company required or which may be given hereunder to Holder shall be in writing and shall be sent by certified or regular mail (return receipt requested, postage prepaid), by private national courier service, by personal delivery or by facsimile transmission. Such notice or communication shall be deemed given (i) if mailed, two (2) days after the date of mailing, (ii) if sent by national courier service, one (1) Business Day after being sent, (iii) if delivered personally, when so delivered, or (iv) if sent by facsimile transmission, on the Business Day after such facsimile is transmitted, in each case as follows:

if to the Company, to:

Staffing 360 Solutions, Inc.

641 Lexington Avenue

27th Floor, Suite 2701

New York, NY 10022

Email: brendan.flood@staffing360solutions.com

Telephone: (646) 507-5710

Attention: Brendan Flood

with a copy (which shall not constitute notice) to:

Staffing 360 Solutions, Inc.

641 Lexington Avenue

27th Floor, Suite 2701

New York, NY 10022

Email: david.faiman@staffing360solutions.com

Telephone: (646) 507-5710

Attention: David Faiman

with copies (which shall not constitute notice) to:

Sheppard Mullin Richter & Hampton LLP

30 Rockefeller Plaza

New York, NY 10112-0015

Facsimile: (212) 655-1729

Attention: Richard Friedman

if to Registered Holder, at their addresses as they appear in the Warrant Register and, if different, at the addresses appearing in the records of the transfer agent or registrar for the Common Stock.

Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the Holder, any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns and the Holder.

Examination of this Agreement. A copy of this Agreement, and of the entries in the Warrant Register relating to the Registered Holder’s Warrant, shall be available at all reasonable times at the offices of the Company, for examination by the Registered Holder of the Warrant.

Counterparts. This Agreement may be executed in any number of original or facsimile or electronic PDF counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation hereof.

Supplements, Amendments and Waivers. This agreement may not be amended except in writing signed by the Company and the Holder. Any supplement, amendment or waiver effected pursuant to and in accordance with the provisions of this Section 7.7 shall be binding upon the Holder and upon each future holder and the Company. In the event of any supplement, amendment or waiver, the Company shall give prompt notice thereof to the Registered Holder.

No Inconsistent Agreements; No Impairment. The Company shall not, on or after the date hereof, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holder in this Agreement. The Company represents and warrants to the Holder that the rights granted hereunder do not in any way conflict with the rights granted to holders of the Company’s securities under any other agreements. The Company shall not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of the Warrant and in the taking of all such action as may be necessary in order to preserve the exercise rights of the Holder against impairment.

Integration/Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Company and the Holder in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the Warrant. This Agreement supersedes all prior agreements and understandings between the parties with respect to the Warrant.

Governing Law; Exclusive Jurisdiction. This Agreement and the Warrant issued hereunder shall be deemed to be a contract made under the Laws of the State of New York and for all purposes shall be governed by and construed in accordance with the Laws of such State. Each party hereto consents and submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and of the U.S. federal courts located in the Southern District of New York in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Agreement or the transactions contemplated hereby. In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 7.2 hereof. Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on forum non conveniens or lack of jurisdiction or venue in any such court in any such action or proceeding.

Termination. This Agreement will terminate on the earlier of (i) such date when the Warrant has been exercised with respect to all shares subject thereto, or (ii) the expiration of the Exercise Period.

Waiver of Trial by Jury. Each party hereto, including the Holder by its receipt of the Warrant, hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement and the transactions contemplated hereby.

Remedies. The Company hereby agrees that, in the event that the Company violates any provisions of the Warrants (including the obligation to deliver shares of Common Stock upon the exercise thereof), the remedies at law available to the Holder of the Warrant may be inadequate. In such event, the Holder shall have the right, in addition to all other rights and remedies that such Holder may have, to specific performance and/or injunctive or other equitable relief to enforce the provisions of this Agreement and the Warrant.

Severability. In the event that any one or more of the provisions contained in this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Confidentiality. The Company agrees that the Warrant Register and personal, non-public warrant holder information, which are exchanged or received pursuant to the negotiation or carrying out of this Agreement, shall remain confidential and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions), or pursuant to the requirements of the SEC.

Warrantholder Actions.

Any notice, consent to amendment, supplement or waiver provided by this Agreement to be given by the Holder (an “act”) may be evidenced by an instrument signed by the Holder delivered to the Company.

Any act by the Holder of the Warrant binds the Holder and every subsequent Holder of the Warrant certificate that evidences the same Warrant of such acting Holder, even if no notation thereof appears on the Warrant certificate. Subject to paragraph (c), the Holder may revoke an act as to the Warrant, but only if the Company receives the notice of revocation before the date the amendment or waiver or other consequence of the act becomes effective.

The Company may, but is not obligated to, fix a record date for the purpose of determining the holder entitled to act with respect to any amendment or waiver or in any other regard. If a record date is fixed, the Person that was the holder at such record date and only such Person will be entitled to act, or to revoke any previous act, whether or not such Person continue to be holder after the record date.

[Signature Page Follows]

IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the undersigned parties hereto as of the date first above written.

COMPANY:

STAFFING 360 SOLUTIONS, INC.

By:	/s/ Brendan Flood
	Name:	Brendan Flood
	Title:	Executive Chairman

Accepted and agreed:

JACKSON INVESTMENT GROUP, LLC

By:	/s/ Douglas B. Kline
	Name:	Douglas B. Kline
	Title:	Chief Financial Officer

EXHIBIT A

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANT) ARE SUBJECT TO THE WARRANT AGREEMENT DATED AS OF JANUARY [●], 2017, BY AND BETWEEN THE COMPANY AND THE HOLDER (THE “WARRANT AGREEMENT”).

Certificate Number	Warrant
CUSIP [●]
This certifies that

is the holder of

WARRANTS TO PURCHASE COMMON STOCK OF

STAFFING 360 SOLUTIONS, INC.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed. The Warrant entitles the holder and its registered assigns (collectively, the “Registered Holder”) to purchase by exercise from Staffing 360 Solutions, Inc., a Nevada corporation (the “Company”), subject to the terms and conditions hereof, at any time before 5:00 p.m., Eastern time, on January [    ], 2022, three million, one hundred fifty thousand (3,150,000) fully paid and non-assessable shares of common stock, par value $0.00001 per share (“Common Stock”) of the Company at the Exercise Price (as defined in the Warrant Agreement). The Exercise Price and the number and kind of shares purchasable hereunder are subject to adjustment from time to time as provided in Article IV of the Warrant Agreement. The initial Exercise Price shall be $1.35 per share.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED

Authorized Officer

Attest:

Secretary

FORM OF REVERSE OF WARRANT

[●]

The Warrant evidenced by this Warrant certificate is a duly authorized issuance of a Warrant to purchase 3,150,000 shares of Common Stock issued pursuant to the Warrant Agreement, as dated January [●], 2017 between Staffing 360 Solutions, Inc. (the “Company”) and Jackson Investment Group, LLC (together with its successors and assigns, the “Holder” and the agreement, the “Warrant Agreement”), a copy of which may be inspected at the office of the Company. The Warrant Agreement is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Registered Holder of the Warrant. All capitalized terms used in this Warrant certificate but not defined that are defined in the Warrant Agreement shall have the meanings assigned to them therein.

The Company shall not be required to issue fractions of shares of Common Stock or any certificates that evidence fractional shares of Common Stock. No Warrant may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws. The Warrant represented by this Warrant certificate does not entitle the Registered Holder to any of the rights of a stockholder of the Company. The Company may deem and treat the Registered Holder hereof as the absolute owner of this Warrant certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

EXHIBIT B

EXERCISE FORM FOR REGISTERED HOLDER HOLDING WARRANT CERTIFICATE

(To be executed upon exercise of Warrant)

The undersigned Registered Holder of this Warrant certificate, being the holder of Warrants issued by Staffing 360 Solutions, Inc. (the “Company”) pursuant to that certain Warrant Agreement, as dated January [●], 2017 (the “Warrant Agreement”), by and between the Company and Jackson Investment Group, LLC (the “Holder”), hereby irrevocably elects to exercise the Warrant indicated below, for the purchase of the number of shares of Common Stock, par value $0.00001 per share (“Common Stock”) indicated below and (check one):

☐	herewith tenders payment for of the Warrant Exercise Shares to the order of the Company in the amount of $ in accordance with the terms of the Warrant Agreement; or

The undersigned requests that the Warrant Exercise Shares be issued in the name of the undersigned Holder or as otherwise indicated below:

Name
Address

If said number of Warrant Exercise Shares shall not be all the Warrant Exercise Shares issuable upon exercise of the Warrant, the undersigned requests that a new Warrant certificate representing the balance of such Warrant shall be issued in the name of the undersigned Holder or as otherwise indicated below and be delivered to the address indicated below:

Name
Address

Delivery Address (if different)

Dated: , 20	HOLDER

By
Name:
Title:

AMENDMENT 1 to WARRANT AGREEMENT

THIS FIRST AMENDMENT to WARRANT AGREEMENT (this “Amendment 1”), dated as of March 14, 2017, is by and between Staffing 360 Solutions, Inc., a Nevada corporation (the “Company”), and Jackson Investment Group, LLC, a Georgia limited liability company (together with its successors and assigns, the “Holder”).

WHEREAS, on January 26, 2017 (the “Effective Date”), the Company and Holder entered into a Warrant Agreement (the “Warrant”), which entitled Holder to purchase shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), in connection with the Holder’s execution of a Note and Warrant Purchase Agreement for the purchase of a $7,400,000 of 6% Subordinated Secured Note on that date (the “Note Transaction”);

WHEREAS, exercise of the Warrant has the potential to constitute a change of control event as defined in Nasdaq Rule 3635(d), and the Company intends to seek shareholder approval of such a change of control event at a special meeting to be called for such purpose on or before July 15, 2017; and

WHEREAS, Nasdaq has requested that the Company seek agreement from Holder not to exercise the Warrant to obtain shares that would result in Holder owning 20% or more of the outstanding shares in the company, pending shareholder approval as aforesaid.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree that the Warrant shall be amended as follows:

1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Warrant.

2. A new Section 3.9 shall be added to the Warrant, effective as of the Effective Date, stating as follows:

Section 3.9 Limitations on the Number of Shares Issuable.

(a) Notwithstanding anything herein to the contrary, the Company shall not issue to Holder any Warrant Exercise Shares, to the extent such shares after giving effect to such issuance after exercise and when added to the number of shares of Common Stock issued and issuable in connection with the Note Transaction or otherwise owned by Holder, would result in such Holder (together with such Holder’s affiliates), (a) beneficially owning in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to such issuance (the “Maximum Aggregate Ownership Amount”) or (b) controlling in excess of 19.9% of the total voting power of the Company’s securities outstanding immediately after giving effect to such issuance that are entitled to vote on a matter being voted on by holders of the Common Stock (the “Maximum Aggregate Voting Amount”), unless and until the Company obtains stockholder approval permitting such issuances in accordance with applicable Nasdaq rules (“Stockholder Approval”).

(b) For purposes of this Section 3.9, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(c) For purposes of this Section 3.9, in determining the number of outstanding shares of Common Stock, Holder may rely on the number of outstanding shares of

Common Stock as reflected in (i) the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, filed with the Securities and Exchange Commission, (ii) a more recent public announcement by the Company, or (iii) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of Holder, the Company shall within two business days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.

(d) If on any attempted exercise of this Warrant, the issuance of Warrant Shares would exceed the Maximum Aggregate Ownership Amount or the Maximum Aggregate Voting Amount, and the Company shall not have previously obtained Stockholder Approval at the time of exercise, then the Company shall issue to the Holder requesting exercise such number of Warrant Exercise Shares as may be issued below the Maximum Aggregate Ownership Amount or Maximum Aggregate Voting Amount, as the case may be, and, with respect to the remainder of the aggregate number of Warrant Exercise Shares, this Warrant shall not be convertible until and unless Stockholder Approval has been obtained.

3. The Company agrees to submit a proposal seeking Stockholder Approval as set forth in the new section 3.9 above at a meeting to be held on or before July 15, 2017, and if unsuccessful at that meeting then upon request of Holder not more often than once every six (6) months; Company further agrees in connection with each such meeting to make a recommendation of management to stockholders in favor of approval of the proposal, and to use its customary efforts to solicit proxies from stockholders in favor of the proposal.

4. This Amendment 1 may be executed in any number of original or facsimile or electronic PDF counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Intentionally blank – signatures on next page]

IN WITNESS WHEREOF, this Amendment 1 has been duly executed by the undersigned parties hereto, effective as of the Effective Date.

COMPANY:

STAFFING 360 SOLUTIONS, INC.

By:	/s/ Brendan Flood
	Name:	Brendan Flood
	Title:	Executive Chairman

Accepted and agreed:

JACKSON INVESTMENT GROUP, LLC

By:	/s/ Richard L. Jackson
	Name:	Richard L. Jackson
	Title:	CEO

AMENDMENT 2 to WARRANT AGREEMENT

THIS SECOND AMENDMENT to WARRANT AGREEMENT (this “Amendment 2”), dated as of April 5, 2017, is by and between Staffing 360 Solutions, Inc., a Nevada corporation (the “Company”), and Jackson Investment Group, LLC, a Georgia limited liability company (together with its successors and assigns, the “Holder”).

WHEREAS, on January 25, 2017, the Company and Holder entered into a Warrant Agreement (the “Warrant”), which entitled Holder to purchase shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), in connection with the Holder’s execution of a Note and Warrant Purchase Agreement (“NWPA”) for the purchase of a $7,400,000 principal amount 6% Subordinated Secured Note on January 26, 2017 (the “Note Transaction”);

WHEREAS, on March 14, 2017, the Company and the Holder entered into Amendment 1 to Warrant Agreement which includes provisions that, among other things, prevent JIG from (a) beneficially owning in excess of 19.9% of the number of shares of Common Stock outstanding immediately after giving effect to such issuance or (b) controlling in excess of 19.9% of the total voting power of the Company’s securities outstanding immediately after giving effect to such issuance that are entitled to vote on a matter being voted on by holders of the Common Stock, unless and until the Company obtains stockholder approval permitting such issuances in accordance with applicable Nasdaq rules;

WHEREAS, in connection with the Holder’s execution of an amendment to the NWPA to provide for the Holder’s purchase of an additional Subordinated Secured Note of even date herewith, the parties desire to amend the Warrant to increase the number of Warrant Exercise Shares and to decrease the Exercise Price of the Warrant Exercise Shares;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree that the Warrant shall be amended as follows:

1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Warrant.

2. Section 2.1(b) of the Warrant shall be amended and restated in its entirety to read as follows:

(b) The maximum number of shares of Common Stock issuable pursuant to exercise of the Warrant shall be 4,527,537 shares, as such amount may be adjusted from time to time pursuant to this Agreement.

3. Section 3.1 of the Warrant shall be amended and restated in its entirety to read as follows:

Section 3.1 Exercise Price.. Commencing on a date that is six (6) months following the Date of Issuance, the Warrant shall entitle the Registered Holder thereof, subject to the provisions of this Agreement, the right to purchase from the Company up to 4,527,537 shares of Common Stock at the price of $1.00 per share, subject to adjustment from time to time as provided in Article IV (the “Exercise Price”).

4. The second and third full sentences of Exhibit A to the Warrant shall be amended and restated as follows:

The Warrant entitles the holder and its registered assigns (collectively, the “Registered Holder”) to purchase by exercise from Staffing 360 Solutions, Inc., a Nevada corporation (the “Company”), subject to the terms and conditions hereof, at any time before 5:00 p.m., Eastern time, on January 25, 2022, four million, five hundred twenty-seven thousand, five hundred and thirty-seven (4,527,537) fully paid and non-assessable shares of common stock, par value $0.00001 per share (“Common Stock”) of the Company at the Exercise Price (as defined in the Warrant Agreement). The Exercise Price and the number and kind of shares purchasable hereunder are subject to adjustment from time to time as provided in Article IV of the Warrant Agreement. The initial Exercise Price shall be $1.00 per share.

5. The first sentence of the “Form of Reverse of Warrant” of Exhibit A to the Warrant shall be amended and restated as follows:

The Warrant evidenced by this Warrant certificate is a duly authorized issuance of a Warrant to purchase 4,527,537 shares of Common Stock issued pursuant to the Warrant Agreement, as dated January 25, 2017 between Staffing 360 Solutions, Inc. and Jackson Investment Group, LLC (together with its successors and assigns, the “Holder” and the agreement, the “Warrant Agreement”), a copy of which may be inspected at the office of the Company.

6. This Amendment 2 may be executed in any number of original or facsimile or electronic PDF counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Intentionally blank – signatures on next page]

IN WITNESS WHEREOF, this Amendment 2 has been duly executed by the undersigned parties hereto, effective as of the date first above written.

COMPANY:

STAFFING 360 SOLUTIONS, INC.

By:	/s/ Brendan Flood
	Name:	Brendan Flood
	Title:	Executive Chairman

Accepted and agreed:

JACKSON INVESTMENT GROUP, LLC

By:	/s/ Richard L. Jackson
	Name:	Richard L. Jackson
	Title:	Chief Executive Officer

STAFFING 360 SOLUTIONS, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD

The undersigned hereby appoint(s) Brendan Flood, Matthew Briand and David Faiman, or any of them, with the power of substitution and resubstitution to vote any and all shares of capital stock of Staffing 360 Solutions, Inc. (the “Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Special Meeting of the Stockholders, to be held on [—], 2017 at [—] a.m. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Special Meeting (receipt of which is hereby acknowledged):

Proposal 1	For	Against	Abstain

To approve the change in corporate domicile from the state of Nevada to the state of Delaware.	☐	☐	☐

Proposal 2	For	Against	Abstain

To potentially issue Common Stock pursuant to the Jackson Warrant Agreement, the Notes and the April Purchase Agreement in accordance with Nasdaq rule 5635(b).	☐	☐	☐

Proposal 3	For	Against	Abstain

To potentially issue Common Stock pursuant to the April Purchase Agreement in accordance with Nasdaq rule 5635(d).	☐	☐	☐

Proposal 4	For	Against	Abstain

To authorize the Company to issue up to 600,000 shares of common stock or convertible securities in one or more capital raising transactions for aggregate consideration of not more than $2,000,000 in cash at a price not less than the par value of the Company’s Common Stock at the time of issuance in accordance with NASDAQ Marketplace Rule 5635(d).	☐	☐	☐

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR APPROVAL ON PROPOSALS 1-4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF STAFFING 360 SOLUTIONS, INC.

Date:
Signature

Signature if jointly owned

Print name (Entity’s name, officer’s name and title if applicable)

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

IN THE ENCLOSED ENVELOPE